================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    ___CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                             TO SECTION 305(b) (2)


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                                 41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                            55479
(Address of principal executive offices)                        (Zip code)

                          -----------------------------

                        THE REYNOLDS AND REYNOLDS COMPANY
               (Exact name of obligor as specified in its charter)


OHIO                                                        31-0421120
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

115 SOUTH LUDLOW STREET
DAYTON, OHIO                                                45402
(Address of principal executive offices)                    (Zip code)

                          -----------------------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)
================================================================================

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16.  LIST OF EXHIBITS.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Norwest Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of Articles of Association of the
                                    trustee now in effect. *

                           b. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

                           c. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.



         Exhibit 9.        Not applicable.












         * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 8th day of November, 1996.






                             NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION

                             /s/ Raymond S. Haverstock
                             ---------------------------
                             Raymond S. Haverstock
                             Vice President

                                    EXHIBIT 6




November 8, 1996



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321 (b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal or State authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                              Very truly yours,

                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                              Raymond S. Haverstock
                              Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

                                Expires March 31, 1999

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------
                                                                           -----
                                             Please refer to page i          1
[LOGO]                                       Table of Contents, for        -----
                                             the required disclosure
                                             of estimated burden.
--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

                                                                (960930)
                                                               -----------
Report at the close of business September 30, 1996             (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or international Banking Facilities.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, /s/ Mark P. Wagener, Director of Bank and Service Accounting
   -----------------------------------------------------------------------------
   Mark P. Wagener
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ Mark P. Wagener
--------------------------------------------------------------------------------
Mark P. Wagener
Signature of Officer Authorized to Sign Report

10/29/96
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



/s/ James Campbell
--------------------------------------
James Campbell
Director (Trustee)


/s/ William Queenan
--------------------------------------
William Queenan
Director (Trustee)


/s/Scott Kisting
--------------------------------------
Scott Kisting
Director (Trustee)
--------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Date Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

--------------------------------------------------------------------------------
                                              ___                           ___
FDIC Certificate Number __ __ __ __ __       |                                 |
                          (RCRI 9050)


                                             |___                          ___|

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                        FFIEC
                                                                        PAGE i
                                                                        ------
                                                                          2
                                                                        ------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             COVER

REPORT OF INCOME

Schedule RI -- Income Statement ......................................RI-1, 2, 3

Schedule RI-A -- Changes in Equity Capital .................................RI-4

Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance for
  Loan and Lease Losses .................................................RI-4, 5

Schedule RI-C -- Applicable Income Taxes by Taxing Authority ...............RI-5

Schedule RI-D -- Income from International Operations ......................RI-6

Schedule RI-E -- Explanations ...........................................RI-7, 8


REPORT OF CONDITION

Schedule RC -- Balance Sheet ............................................RC-1, 2

Schedule RC-A -- Cash and Balances Due From Depository Institutions ........RC-3

Schedule RC-B -- Securities ..........................................RC-3, 4, 5

Schedule RC-C -- Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases ..............................................RC-6, 7
  Part II. Loans to Small Businesses and Small Farms
    (included in the forms for June 30 only) ..........................RC-7a, 7b

Schedule RC-D -- Trading Assets and Liabilities
  (to be completed only by selected banks) .................................RC-8

Schedule RC-E -- Deposit Liabilities ...............................RC-9, 10, 11

Schedule RC-F -- Other Assets .............................................RC-11

Schedule RC-G -- Other Liabilities ........................................RC-11

Schedule RC-H -- Selected Balance Sheet Items for Domestic Offices ........RC-12

Schedule RC-I -- Selected Assets and Liabilities of IBFs ..................RC-13

Schedule RC-K -- Quarterly Averages .......................................RC-13

Schedule RC-L -- Off Balance Sheet Items ..........................RC-14, 15, 16

Schedule RC-M -- Memoranda ............................................RC-17, 18

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases,
  and Other Assets ....................................................RC-19, 20

Schedule RC-O -- Other Data for Deposit Insurance Assessments .........RC-21, 22

Schedule RC-R -- Regulatory Capital ...................................RC-23, 24

Optional Narrative Statement Concerning the Amounts Reported
  in the Reports of Conditions and Income .................................RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J -- Repricing Opportunities (sent only to and to be completed only by savings banks)


DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Norwest Bank Minnesota, N.A.                          CALL Date: 09/30/96              ST-SK: 27-4095                 FFIEC    031
Sixth Street and Marquette Avenue                                                                                     Page RI- I
MinneapoLis, MN 55479                                 Vendor ID:  D                    CERT: 05208
                                                                                                                           3
Transit Number: 91000019

Consolidated Report of Income
for the period January 1, 1996 - September 30, 1996

All Report of Income Schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                                                                        I480 <-

                                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------

1. Interest income:
   a. Interest and fee income on loans:

      (1) In domestic offices:                                                                   RIAD
                                                                                                 ----
          (a)  Loans secured by real estate______________________________________________________4011..      265,884       1.a.1a
          (b)  Loans to depository institutions__________________________________________________4019..        4,390       1.a.1b
          (c)  Loans to finance agricultural production and other loans to farmers_______________4024..          703       1.a.1c
          (d)  Commercial and industrial loans___________________________________________________4012..      224,945       1.a.1d
          (e)  Acceptances of other banks________________________________________________________4026..          254       1.a.1e
          (f)  Loans to individuals for household, family, and other personal expenditures:
               (1) Credit cards and related plans________________________________________________4054..       17,772       1.a.1f1
               (2) Othe__________________________________________________________________________4055..       44,536       1.a.1f2
          (g)  Loans to foreign governments and official institutions____________________________4056..            0       1.a.1g
          (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
               (1) Taxable obligations___________________________________________________________4503..            8       1.a.1h1
               (2) Tax-exempt obligations________________________________________________________4504..       1, 242       1.a.1h2
          (i) All other loans in domestic offices________________________________________________4058..          172       1.a.1i
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs__________________________4059..        7,498       1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases_________________________________________________________________________4505..       29,305       1.b.1
      (2) Tax-exempt leases______________________________________________________________________4307..          283       1.b.2
   c. Interest income on balances due from depository institutions:(l)
      (1) In domestic offices____________________________________________________________________4105..          139       1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs__________________________4106..           45       1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency and corporation
          obligations____________________________________________________________________________4027..       50,316       1.d.1
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities_________________________________________________________________4506..           64       1.d.2a
          (b) Tax-exempt securities______________________________________________________________4507..        4,802       1.d.2b
      (3) Other domestic debt securities_________________________________________________________3657..          710       1.d.3
      (4) Foreign debt securities________________________________________________________________3658..            0       1.d.4
      (5) Equity securities (including investments in mutual funds)______________________________3659..       13,448       1.d.5
   e. Interest income from trading assets________________________________________________________4069..        7,980       1.e


(1) Includes interest income on time certificates of deposit not held for trading.

Norwest Bank Minnesota, N.A.          CALL Date: 09/30/96       ST-BK: 27-4095  FFIEC 031
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                 Vendor ID: D             CERT: 05208     Page RI- 2
Transit Number: 91000019                                                           4

SCHEDULE RI - CONTINUED

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1. Interest income (continued)
   f. Interest income on federal funds sold and securities purchased        RIAD         Year-to-date
      under agreements to resell in domestic offices of the bank            ----
      and of its Edge and Agreement subsidiaries, and in IBFs_______________4020. .           173,659 . . . . .        1.f
   9. Total interest income (sum of items 1.a through 1.f)__________________4107. .           848,155 . . . . .        1.g

2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)_______________4508. .             6,799 . . . . .        2.a.1a
          (b) Nontransaction accounts:
              (1) Money market deposit accounts (MMDAs)_____________________4509. .            30,945 . . . . .        2.a.lbl
              (2) Other savings deposits____________________________________4511. .             6,767 . . . . .        2.a.lb2
              (3) Time certificates of deposit of S 100,000 or more_________4174. .             8,629 . . . . .        2.a.lb3
              (4) ALL other time deposits___________________________________4512. .            74,939 . . . . .        2.a.lb4
      (2) interest on deposits in foreign offices, Edge and
          Agreement subsidiaries, and IBFs__________________________________4172. .            54,785 . . . . .        2.a.2
   b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
      of its Edge  and Agreement subsidiaries, and in IBFs__________________4180. .           146,513 . . . . .        2.b
   c. Interest on demand notes issued to the U.S. Treasury, trading
      liabilities, and other borrowed money_________________________________4185. .            97,513 . . . . .        2.c
   d. Interest on mortgage indebtedness and obligations under
      capitalized leases____________________________________________________4072. .                78 . . . . .        2.d
   e. Interest on  subordinated notes and debentures________________________4200. .             7,288 . . . . .        2.e
   f. Total interest expense (sum of items 2.a through 2.e)_________________4073. .           434,256 . . . . .        2.f

3. Net interest income (item 1.g minus 2.f)_________________________________4074. . . . . . .           413,899        3.

4. Provisions:
   a. Provision for loan and lease losses___________________________________4230. . . . . . .            17,745        4.a
   b. Provision for allocated transfer risk_________________________________4243. . . . . . .                 0        4.b

5. Noninterest income:
   a. income from fiduciary activities______________________________________4070. .           139,523 . . . . . .      5.a
   b. Service charges on deposit accounts in domestic offices_______________4080. .            56,746 . . . . . .      5.b
   c. TRADING REVENUE (MUST EQUAL SCHEDULE RI, SUM OF MEMORANDUM
      ITEMS 8.a THROUGH 8.d)________________________________________________A220. .         (   9,554) . . . . . .     5.c
   D. Other foreign transaction gains (Losses)______________________________4076. .             1,616  . . . . . .     5.d
   e. Not applicable
   f. other noninterest income:
      (1) Other fee income__________________________________________________5407. .            94,159  . . . . . .     5.f.1
      (2) All other noninterest income*_____________________________________5408. .            51,147  . . . . . .     5.f.2
   g. Total noninterest income (sum of items 5.a through 5.f)_______________4079. . . . . . .              333,637     5.g

6. a. Realized gains (losses) on held-to-maturity securities________________3521. . . . . . .                    0     6.a
   b. Realized gains (losses) on available-for-sale securities______________3196. . . . . . .                6,628     6.b

7. Noninterest expense:
   a. Salaries and employee benefits________________________________________4135. .           229,291 . . . . . .      7.a
   b. Expenses of premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest)______4217. .            61,926 . . . . . .      7.b
   c. Other noninterest expense*____________________________________________4092. .           242,858 . . . . . .      7.c
   d. Total noninterest expense (sum of items 7.a through 7.c)______________4093. . . . . . .             534,075      7.d

8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
   6.a, 6.b, and 7.d)_______________________________________________________4301. . . . . . .             202,344      8.

9. Applicable income taxes (on item 8)______________________________________4302. . . . . . .              66,441      9.

10. Income (loss) before extraordinary items and other adjustments
   (item 8 minus 9)_________________________________________________________4300. . . . . . .             135,903      10.

__________
* Describe on Schedule RI-E - Explanations.

Norwest Bank Minnesota, N.A.        CAll Date: 09/30/96     ST-BK: 27-4095    FFIEC  031
Sixth Street and Marquette Avenue                                             Page RI- 3
Minneapolis, MN 55479               Vendor ID: D            CERT: 05208

Transit Number: 91000019                                                      5

Schedule RI: - Continued

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income           RIAD               Year-to-date
       taxes *  ____________________________________________________________4310. .                       0 . . . . . .     ll.a
    b. Applicable income taxes (on item ll.a)*______________________________4315. .                       0 . . . . . .     11.b
    c. Extraordinary items and other adjustments, net of
        income taxes (item ll.a minus ll.b)_________________________________4320  . . . . . . .                       0     ll.c

12. Net income (loss) (sum of items 10 and ll.c)____________________________4340  . . . . . . .                 135,903     12.

Memoranda

                                                                                                                           I481
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RIAD     Year-to-date
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired             ----
   after August 7, 1986, that is not deductible for federal income tax purposes_____________________4513. .           5     M.1

2. income from the sale and servicing of mutual funds and annuities in domestic
   offices (included in Schedule RI, item 8)________________________________________________________8431. .       1,516     M.2

3. Not applicable

4. Not applicable
                                                                                                                  Number
5. Number of full-time equivalent employees on payroll at end of current period (round to                         ------
   nearest whole number)____________________________________________________________________________4150. .       6,088     M.5

6. Not applicable.

7. If the reporting bank has restated its balance sheet as a result of applying push down                    MM  DD  YY
   accounting this calendar year, report the date of the bank's acquisition_________________________9106. .      N/A        M.7

8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
   (Sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                      RIAD     Year-to-date
                                                                                                    ----
   a. Interest rate exposures_______________________________________________________________________8757. .    ( 16,223)    M.8.a
   b. Foreign exchange exposures____________________________________________________________________8758. .       6,669     M.8.b
   c. Equity security and index exposures___________________________________________________________8759. .           0     M.8.c
   d. Commodity and other exposures_________________________________________________________________8760. .           0     M.8.d

9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income____________________________________________________8761. .    (  2,648)    M.9.a
   b. Net (increase) decrease to interest expense___________________________________________________8762. .      11,157     M.9.b
   c. Other (noninterest) allocations_______________________________________________________________8763. .    (  5,624)    M.9.c

10.Credit losses on off-balance sheet derivatives (see instructions)________________________________A251. .           0     M.10

* Describe on Schedule RI-E Explanations.


Norwest Bank Minnesota, N.A.       CALL Date: 09/30/96   ST-BK: 27-4095    FFIEC   031
Sixth Street and Marquette Avenue                                           Page RI- 4
Minneapolis, MN 55479              Vendor ID: D          CERT: 05208
                                                                                     6
Transit Number: 91000019

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                     I483 <-
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                           RIAD
 1. Total equity capital originally reported in the December 31, 1995, Reports of          ----
    Condition and Income___________________________________________________________________3215. .    1,125,067      1.
 2. Equity capital adjustments from amended Reports of Income, net*________________________3216. .            0      2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)___________________3217. .    1,125,067      3.
 4. Net income (Loss) (must equal Schedule RI, item 12)____________________________________4340. .      135,903      4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net_____________________4346. .            0      5.
 6. Changes incident to business combinations, net_________________________________________4356. .       15,525      6.
 7. LESS: Cash dividends declared on preferred stock_______________________________________4470. .            0      7.
 8. LESS: Cash dividends declared on common stock__________________________________________4460. .       65,000      8.
 9. Cumulative effect of changes in accounting principles from prior years * (see
    instructions for this schedule)________________________________________________________4411. .            0      9.
10. Corrections of material accounting errors from prior years * (see instructions for
    this schedule)_________________________________________________________________________4412. .            0     10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities_______8433. .      (10,010)    11.
12. Foreign currency translation adjustments_______________________________________________4414. .            1     12.
13. Other transactions with parent holding company * (not included in items 5, 7, or
    8 above)_______________________________________________________________________________4415. .            0     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28)__________________________________________________________________3210. .    1,201,486     14.

__________
* Describe on Schedule RI-E - Explanations.

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part 1. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                             I486  <-

                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                              ------------calendar year-to-date---------
                                                                   Charge-offs             Recoveries
                                                              ------------------       -----------------
                                                               RIAD                    RIAD
1. Loans secured by real estate:                               ----                    ----
 a. To U.S. addressees (domicile)______________________________4651. .     2,129       4661. .     2,880      1.a
 b. To non-U.S. addressees (domicile)__________________________4652. .         0       4662. .         0      1.b
2. Loans to depository institutions and   acceptances of
 other banks:
 a. To U.S. banks and other U.S. depository
    institutions_______________________________________________4653. .         0       4663. .         0      2.a
 b. To foreign banks___________________________________________4654. .         0       4664. .         0      2.b
3. Loans to finance agricultural production and other
 loans to farmers______________________________________________4655. .         0       4665. .        28      3.
4. Commercial and industrial loans:
 a. To U.S. addressees (domicile)______________________________4645. .     8,023       4617. .     6,570      4.a
 b. To non-U.S. addressees (domicile)__________________________4646. .         0       4618. .       214      4.b
5. Loans to individuals for household, family, and other
 personal expenditures:
 a. Credit cards and related plans_____________________________4656. .     1,187       4666. .       137      5.a
 b. Other (includes single payment, installment, and
    all student loans)_________________________________________4657. .     5,059       4667. .     1,742      5.b
6. Loans to foreign governments and official institutions______4643. .       506       4627. .       527      6.
7. All other loans_____________________________________________4644. .         0       4628. .         0      7.
8. Lease financing receivables:
 a. Of U.S. addressees (domicile)______________________________4658. .     3,431       4668. .       586      8.a
 b. Of non-U.S. addressees (domicile)__________________________4659. .         0       4669. .         0      8.b
9. Total (sum of items 1 through 8)____________________________4635. .    20,335       4605. .    12,684      9.


Norwest Bank Minnesota, N.A.        Call Date: 09/30/96   ST-BK: 27-4095      FFIEC  031
Sixth Street and Marquette Avenue                                             Page RI- 5
Minneapolis, MN 55479               Vendor ID: D          CERT: 05208
                                                                            7
Transit Number: 91000019

Schedule RI-B - Continued

Part I. Continued

Memoranda
                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                              -----------------calendar year-to-date----------------
                                                                   (Column A)                         (Column 8)
                                                                   Charge-offs                         Recoveries
                                                              -------------------                 ------------------
l.-3. Not applicable.                                         RIAD                                RIAD
4. Loans to finance commercial real estate, construction,     ----                                ----
 and land development activities (riot secured by real
 estate) included in Schedule RI-B, part I,
 items 4 and 7, above_________________________________________5409. .           0                 5410. .          0       M.4

5. Loans secured by real estate in domestic offices
 (included in Schedule RI-B, part I, item 1, above):
 a. Construction and land development_________________________3582. .           0                 3583. .        658       M.5.a
 b. Secured by farmland_______________________________________3584. .           0                 3585. .          0       M.5.b
 c. Secured by 1-4 family residential properties:
    (1) Revolving, open-end Loans secured by 1-4
         family residential properties and extended
         under lines of credit________________________________5411. .           0                 5412. .          0       M.5.cl
    (2) All other Loans secured by 1-4 family
         residential properties_______________________________5413. .       1,443                 5414. .        157       M.5.c2
 d. Secured by multifamily (5 or more) residential
    properties________________________________________________3588. .           0                 3589. .          0       M.3.d
 a. Secured by  nonfarm nonresidential properties_____________3590. .         686                 3591. .      2,065       M.5.e

Part II.  Changes in Allowance for Loan and Lease Losses

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RIAD
                                                                                                  ----
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income__________3124. .    187,020       1.

2. Recoveries (must equal part I, item 9, column B above)_________________________________________4605. .     12,684       2.

3. LESS: Charge-offs (must equal part I, item 9, column A above)__________________________________4635. .     20,335       3.

4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)_________________________4230. .     17,745       4.

5. Adjustments * (see instructions for this schedule)_____________________________________________4815. .      1,724       5.

6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
 item 4.b)________________________________________________________________________________________3123. .    198,838       6.

__________
* Describe on Schedule RI-E - Explanations.


Schedule RI-C - Applicable Income Taxes by Taxing Authority

                                                                                                                       I489 <-
Schedule RI-C is to be reported with the December Report of Income.                                 Dollar Amounts in Thousand
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RIAD
                                                                                                  ----
1. Federal________________________________________________________________________________________4780. .      N/A         1.

2. State and local________________________________________________________________________________4790. .      N/A         2.

3. Foreign________________________________________________________________________________________4795. .      N/A         3.

4. Total (sum of item 1 through 3) (must equal sum of Schedule RI, items 9 and ll.b)_____________4770. .      N/A         4.

                                                              RIAD
                                                              ----
5. Deferred portion of item 4_________________________________4772. .       N/A                          . . . . . .       5.


Norwest Bank Minnesota, N.A.        Call Date: 09/30/96  ST-BK: 27-4095       FFIEC 031
Sixth Street and Marquette Avenue                                             Page RI- 6
Minneapolis, MN 55479               Vendor ID: D         CERT: 05208

Transit Number: 91000019                                                       8

Schedule RI-D - Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.   Estimated Income from International Operations
                                                                                                                     I492 <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1. interest income and expense booked at foreign offices, Edge and Agreement                    RIAD         Year-to-date
   subsidiaries, and IBFs:                                                                      ----
   a. interest income booked____________________________________________________________________4837. .          N/A         l.a
   b. Interest expense booked___________________________________________________________________4838. .          N/A         l.b
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
      and IBFs (item l.a minus l.b)_____________________________________________________________4839. .          N/A         1.c

2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic
      offices___________________________________________________________________________________4840. .          N/A         2.a
   b. Net interest income attributable to domestic business booked at foreign
      offices___________________________________________________________________________________4841. .          N/A         2.b
   c. Net booking location adjustment (item 2.a minus 2.b)______________________________________4842. .          N/A         2.c

3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations_______________________________4097. .          N/A         3.a
   b. Provision for loan and lease losses attributable to international operations______________4235. .          N/A         3.b
   c. Other noninterest expense attributable to internatiorial operations_______________________4239. .          N/A         3.c
   d. Net noninterest income (expense) attributable to international operations (item 3.a
      minus 3.b and 3.c)________________________________________________________________________4843. .          N/A         3.d

4. Estimated pretax income attributable to international operations before capital
   allocation adjustment (sum of items l.c, 2.c, and 3.d)_______________________________________4844. .          N/A         4.

5. Adjustment to pretax income for internal allocations to international operations
   to reflect the effects of equity capital on overall bank funding costs_______________________4845. .          N/A         5.

6. Estimated pretax income attributable to international operations after capital
   allocation adjustment (sum of items 4 and 5)_________________________________________________4846. .          N/A         6.

7. Income taxes attributable to income from international operations as estimated in
   item 6_______________________________________________________________________________________4797. .          N/A         7.

8. Estimated net income attributable to international operations (item 6 minus 7)_______________4341. .          N/A         8.

Memoranda
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item l.a above______________________________________4847. .          N/A         M.1

2. Intracompany interest expense included in item l.b above_____________________________________4848. .          N/A         M.2


Part II.  Supplementary Details on Income from International Operations
Required by the Departments of Commerce and Treasury for Purposes of the U.S.
International Accounts and the U.S. National Income and Product Accounts

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                RIAD       Year-to-date
                                                                                                ----
1. Interest income booked at IBFs_______________________________________________________________4849. .          N/A         1.

2. interest expense booked at IBFs______________________________________________________________4850. .          N/A         2.

3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items____________________________________________________5491. .          N/A         3.a
   b. Fees and other noninterest income_________________________________________________________5492. .          N/A         3.b

4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs)____________________________________________________________4852. .          N/A         4.

5. other noninterest expense attributable to international operations booked at domestic
   offices (excluding IBFsS)_____________________________________________________________________4853. .          N/A         5.


 Norwest Bank Minnesota, N.A.        Call Date: 09/30/96     ST-BK: 27-4095             FFIEC   031
 Sixth Street and Marquette Avenue
 Minneapolis, MN 55479               Vendor ID: D           CERT: 05208                 Page RI- 7

Transit Number: 91000019                                                                    9

Schedule RI-E - Explanations

ScheduLe RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in ScheduLe RI. (See instructions for details.)
                                                                                                             I495 <-
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
  1. All other noninterest income (from ScheduLe RI, item 5.f.(2))
     Report amounts that exceed 10% of ScheduLe RI, item 5.f.(2):                       RIAD     Year-to-date
                                                                                        ----
     a. Net gains on other real estate owned____________________________________________5415. .      N/A        1.a
     b. Net gains on sales of loans_____________________________________________________5416. .      N/A        1.b
     c. Net gains on sales of premises and fixed assets_________________________________5417. .      N/A        1.c
     Itemize and describe the three largest other amounts that exceed 10% of
     ScheduLe RI, item 5.f.(2):
        TEXT                                                                            RIAD
        ----                                                                            ----
     d. 4461: GAIN ON SALE OF LOAN SERVICING RIGHTS____________________________________ 4461. .      24,637     1.d
     e. 4462: PROCESSING FEES__________________________________________________________ 4462. .      14,107     1.e
     f. 4463: RENTAL INCOME ___________________________________________________________ 4463. .       5,964     1.f

  2. Other noninterest expense   (from Schedute RI, item 7.c):
     a. Amortization expense of intangible assets_______________________________________4531. .       6,605     2.a
     Report amounts that exceed 10% of ScheduLe RI, item 7.c:
     b. Net losses on other real estate owned___________________________________________5418. .      N/A        2.b
     c. Net losses on sales of loans____________________________________________________5419. .      N/A        2.c
     d. Net losses on sales of premises and fixed assets________________________________5420. .      N/A        2.d
     Itemize and describe the three Largest other amounts that exceed 10% of
     Schedule RI, item 7.c:
        TEXT                                                                            RIAD
        ----                                                                            ----
     e. 4464: PROCESSING FEES__________________________________________________________ 4464. .      63,609     2.e
     f. 4467: _________________________________________________________________________ 4467. .      N/A        2.f
     g. 4468: _________________________________________________________________________ 4468. .      N/A        2.g

 3. Extraordinary items and other adjustments (from Schedule RI, item ll.a) and applicable income tax effect (from Schedule RI, item ll.b) (itemize and describe all extraordinary items and other adjustments):

        TEXT                                              RIAD
        ----                                              ----
 a.  (1) 4469: __________________________________________         . . . . . .           4469 . .          0     3.a.1
     (2) Applicable income tax effect_____________________4486. .            0                  . . . . . .     3.a.2
 b.  (1) 4487: __________________________________________         . . . . . .           4487 . .          0     3.b.1
     (2) Applicable income tax effect_____________________4488. .            0                  . . . . . .     3.b.2
 c.  (1) 4489: __________________________________________          . . . . . .          4489 . .          0     3.c.1
     (2) Appticable income tax effect_____________________4491. .            0                  . . . . . .     3.c.2

4. Equity capital adjustments from amended Reports of Income (from ScheduLe RI-A, item 2) (itemize and describe all adjustments):
      TEXT                                                                              RIAD
      ----                                                                              ----
  a. 4492:  ___________________________________________________________________________ 4492. .      N/A        4.a
  b. 4493:  ___________________________________________________________________________ 4493. .      N/A        4.b

5. Cumulative effect of changes in accounting principles from prior years (from Schedule
   RI-A, item 9) (itemize and describe all changes in accounting principles):
      TEXT                                                                              RIAD
      ----                                                                              ----
  a. 4494: ____________________________________________________________________________ 4494. .      N/A        5.a
  b. 4495: ____________________________________________________________________________ 4495. .      N/A        5.b
  Corrections of material accounting errors from prior years (from Schedule RI-A, item
  10) (itemize and describe all corrections):
      TEXT                                                                              RIAD
      ----                                                                              ----
  a. 4496: ____________________________________________________________________________ 4496. .      N/A        6.a
  b. 4497: ____________________________________________________________________________ 4497. .      N/A        6.b


Norwest Bank Minnesota, N.A            Call Date: 09/30/96      ST-BK: 27-4095       FFIEC   031
Sixth Street and Marquette Avenue      Vendor ID: D
Minneapolis, MN 55479                                           CERT: 05208          Page RI- 8

Transit Number: 91000019                                                              10

Schedule RI-E - Continued
                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item
   13) (itemize and describe all such transactions):
    TEXT                                                                              RIAD     Year-to-date
    ----                                                                              ----
 a. 4498: __________________________________________________________________________  4498. .      N/A     7.a
 b. 4499: __________________________________________________________________________  4499. .      N/A     7.b

8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
    TEXT
    ----
 a. 4521: ACQUISTIONS________________________________________________________________ 4521. .    1,732     8.a
 b. 4522: SALE OF LOANS______________________________________________________________ 4522. .   (    8)    8.b

                                                                                                  I498     I499 <-
9. other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
   No comment:                 x      (RIAD 4769)

   Other explanations (please type or print clearly):
   (TEXT 4769)

Norwest Bank Minnesota, N.A.          Call Date: 09/30/96   ST-BK: 27-4095      FFIEC   031
Sixth Street and Marquette Avenue                                               Page RC- 1
Minneapolis, MN 55479                 Vendor ID: D          CERT: 05208
                                                                                    11
Transit Number: 91000019

Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                                      C400 <-
                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
  ASSETS                                                                                       RCFD
   1. Cash and balances due from depository institutions (from ScheduLe RC-A):                 ----
      a. Noninterest-bearing balances and currency and coin (1)________________________________0081. .      1,393,267      l.a
      b. Interest-bearing balances (2)_________________________________________________________0071. .          1,161      l.b

   2. Securities:
      a. HeLd-to-maturity securities (from Schedule RC-B, column A)____________________________1754. .              0      2.a
      b. Available-for-sale securities (from Schedule RC-B, column D)__________________________1773. .      1,455,489      2.b

   3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
      a. Federat funds sold____________________________________________________________________0276. .      4,238,292      3.a
      b. Securities purchased under agreements to resell_______________________________________0277. .        476,920      3.b

   4. Loans and lease financing receivables:            RCFD
      a. Loans and leases, net of unearned income       ----
    (from Schedule RC-C)________________________________2122 . .         8,953,765                        . . . . . .      4.a
 b. LESS: Allowance for loan and lease losses___________3123 . .           198,838                        . . . . . .      4.b
 c. LESS: Allocated transfer risk reserve_______________3128 . .                 0                        . . . . . .      4.c

 d. Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c)___________________________________2125. .      8,754,927      4.d
  5.  Trading assets (from Schedule RC-D)______________________________________________________3545. .         15,027      5.

  6.  Premises and fixed assets (including capitalized leases)_________________________________2145. .        115,389      6.

  7.  Other real estate owned (from Schedule RC-M)_____________________________________________2150. .          5,543      7.

  8.  Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)___________________________________________________________________________2130. .              0      8.

  9.  Customers' liability to this bank on acceptances outstanding_____________________________2155. .         41,230      9.

  10. Intangible assets (from Schedule RC-M)___________________________________________________2143. .         13,816      l0.

  11. Other assets (from Schedule RC-F)________________________________________________________2160. .        547,878      11.

  12. TotaL assets (sum of items 1 through 11)_________________________________________________2170. .     17,058,939      12.


 (1) Includes cash items in process of collection and unposted debits.
 (2) Includes time certificates of deposit not held for trading.

 Norwest Bank Minnesota, N.A.          Call Date: 09/30/96     ST-BK: 27-4095      FFIEC   031
 Sixth Street and Marquette Avenue                                                 Page RC- 2
 Minneapolis, MN 55479                 Vendor ID: D            CERT: 05208
                                                                                     12
 Transit Number: 91000019

 Schedule RC - Continued


                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
   LIABILITIES
   13. Deposits:                                                                                  RCON
       a. In domestic offices (sum of totals of                                                   ----
          columns A and C from Schedule RC-E, part I)_____________________________________________2200. .     8,212,547      13.a
                                                           RCON
                                                           ----
          (1) Noninterest-bearing (1)______________________6631. .       3,189,790                          . . . . . .      13.a.1
          (2) Interest-bearing_____________________________6636. .       5,022,757                          . . . . . .      13.a.2
                                                                                                  RCFN
                                                                                                  ----
       b. In foreign offices, Edge and Agreement subsidiaries, and IFBs (from
          Schedule RC-E, part II__________________________________________________________________2200        2,031,917      13.b
                                                           RCFN
                                                           ----
          (1) Noninterest-bearing__________________________6631. .          17,530                          . . . . . .      13.b.1
          (2) Interest-bearing_____________________________6636. .       2,014,387                          . . . . . .      13.b.2

   14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and
       in IBFs:                                                                                   RCFD
                                                                                                  ----
       a. Federal funds purchased_________________________________________________________________0278. .     2,729,810      14.a
       b. Securities sold under agreements to repurchase__________________________________________0279. .       400,682      14.b
                                                                                                  RCON
                                                                                                  ----
   15. a. Demand notes issued to the U.S. Treasury________________________________________________2840. .       314,0ll      15.a
                                                                                                  RCFD
                                                                                                  ----
       b. Trading liabilities (from ScheduLe RC-D)________________________________________________3548. .        13,619      15.b

   16. Other borrowed money:
       a. with a remaining maturity of one year or less___________________________________________2332. .         8,678      16.a
       b. With a remaining maturity of more than one year_________________________________________2333. .     1,608,625      16.b

   17. Mortgage indebtedness and obligations under capitalized leases_____________________________2910. .         1,130      17.
   18. Bank's liability on acceptances executed and outstanding___________________________________2920. .        41,230      18.
   19. Subordinated notes and debentures__________________________________________________________3200. .           195      19.
   20. other liabilities (from Schedule RC-G)_____________________________________________________2930. .       495,009      20.
   21. TotaL liabilities (sum of items 13 through 20)_____________________________________________2948. .    15,857,453      21.
   22. Limited-life preferred stock and related surplus___________________________________________3282. .             0      22.

   EQUITY CAPITAL
                                                                                                  RCFD
                                                                                                  ----
   23. Perpetual preferred stock and related surplus______________________________________________3838. .             0      23.
   24. Common stock_______________________________________________________________________________3230. .       100,000      24.
   25. Surplus (exclude all surplus related to preferred stock)___________________________________3839. .       606,409      25.
   26. a. Undivided profits and capital reserves__________________________________________________3632. .       488,915      26.a
       b. Net unrealized holding gains (losses) on available-for-sale securities__________________8434. .         6,508      26.b
   27. Cumulative foreign currency translation adjustments________________________________________3284. .     (     346)     27.
   28. Total equity capital (sum of items 23 through 27)__________________________________________3210. .     1,201,486      28.
   29. Total liabilities, limited-life preferred stock, and equity capital (sum of
       items 21, 22, and 28)______________________________________________________________________3300. .    17,058,939      29.

  MEMORANDUM
  To be reported only with the March Report of Condition.
    1. Indicate in the box at the right the number of the statement below that best describes     RCFD          Number
      the most comprehensive level of auditing work performed for the bank by independent         ----          ------
      external auditors as of any date during 1995________________________________________________6724. .         N/A        M.1


  1 = Independent audit of the bank conducted in accordance           4 = Directors, examination of the bank performed by other
      with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
      public accounting firm which submits a report on the bank           authority)
  2 = Independent audit of the bank's parent holding company          5 = Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing            auditors
      standards by a certified public accounting firm which           6 = Compilation of the bank's financial statements by
      submits a report on the consolidated holding company (but           external auditors
      not on the bank separately)                                     7 = Other audit procedures (excluding tax preparation work)
  3 = Directors' examination of the bank conducted in accordance      8 = No external audit work
      with generally accepted auditing standards by a certified
      public accounting firm (may be required by state charter-
      ing authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Norwest Bank Minnesota, N.A.                                        Call Date: 09/30/96           ST-SK: 27-4095        FFIEC    031
Sixth Street and Marquette Avenue                                                                                       Page RC- 3
Minneapolis, MN 55479                                               Vendor ID: D                  CERT: 05208
                                                                                                                            13
Transit Number: 91000019

Schedule RC-A - Cash and Balances Due From Depository Institutions

Exclude assets held for trading.
                                                                                                                        C405 <-
                                                                                                       Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                (Column A)                          (Column B)
                                                             Consolidated Bank                   Domestic Offices
                                                             ----------------                   ----------------
                                                             RCFD                        RCON
  1. Cash items in process of collection, unposted           ----                        ----     . . . . . .           1.
     debits, and currency and coin __________________________0022..    999, 661
     a. Cash items in process of collection and unposted
         debits _____________________________________________       . . . . . .           0020..      899,481           1.a
     b. Currency and coin ___________________________________       . . . . . .           0080..      100,159           1.b
  2. Balances due from depository institutions in the U.S.___       . . . . . .           0082..       39,099           2.
     a. U.S. branches and agencies of foreign banks
         (including their IBFS) _____________________________0083..           0                   . . . . . .           2.a
     b. Other commercial banks in the U.S. and other
         depository institutions in the U.S. (including
         their IBFS) ________________________________________0085..      39,429                   . . . . . .           2.b
  3. Balances due from banks in foreign countries and
     foreign central banks __________________________________       . . . . . .           0070..       10,662           3.
     a. Foreign branches of other U.S. banks ________________0073..      10,662                   . . . . . .           3.a
     b. Other banks in foreign countries and foreign
         central banks ______________________________________0074..         302                   . . . . . .           3.b
  4. Balances due from Federal Reserve Banks ________________0090..     344,374           0090..      343,988           4.
  5. Total (sum of items 1 through 4) (total of column A
     must equal Schedule RC, sum of items l.a and l.b) ______0010..   1,394,428           0010..    3,393,389           5.

  Memorandum
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCON
  1. Noninterest-bearing balances due from commercial banks in the U.S.                               ----
     (included in item 2, column B above) ____________________________________________________________0050..  38,228        M.1


  Schedule RC-B - Securities

  Exclude assets held for trading.
                                                                                                                           C410 <-
                                                                                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                        Held-to-maturity                                         Available-for-sale
                            (Column A)                     (Column B)                 (Column C)                (Column D)
                          Amortized Cost                   Fair Value               Amortized Cost            Fair Value (1)
                      -----------------------       ------------------------    ----------------------   -------------------------
                      RCFD                          RCFD                        RCFD                     RCFD
1. U.S. Treasury      ----                          ----                        ----                     ----
   securities ________0211..                0       0213..                 0    1286..         462,175    1287..     461,205  1.
2. U.S. Government
   agency and
   corporation
   obligations (exclude
   mortgage-backed
   securities):
   a.  Issued by U.S. RCFD                          RCFD                        RCFD                     RCFD
       Government     ----                          ----                        ----                     ----
       agencies (2)___1289..                0       1290..                  0   1291..                0  1293..            0  2.a
   b.  issued by U.S.
       Government-
       sponsored
       agencies (3)___1294..                0       1295..                  0   1297..            7,620  1298..        7,610  2.b
________________

 (1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
 (2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
     Export-Import Bank participation certificates.
 (3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
     System, the Federal Home Loan Mortgage Corporation, the Federal Mational Mortgage Association, the Financing Corporation,
     Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Norwest Bank Minnesota, N.A.                                        Call Date: 09/30/96           ST-SK: 27-4095        FFIEC    031
Sixth Street and Marquette Avenue                                                                                       Page RC- 4
Minneapolis, MN 55479                                               Vendor ID: D                  CERT: 05208
                                                                                                                            14
Transit Number: 91000019

Schedule RC-B - Continued
                                                                                                       Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                           Held-to-maturity                                   Available-for-sale
                                    (Column A)           (Column B)               (Column C)                       (Column D)
                                 Amortized Cost          Fair Value             Amortized Cost                    Fair Value (1)
                                ----------------     ----------------       -----------------------          ----------------------
  3.  Securities issued by
      states and political
      subdivisions in the U.S.: RCFD                  RCFD                  RCFD                             RCFD
      a. General                ----                  ----                  ----                             ----
         obligations____________1676..           0    1677..        0       1678..            24,077         1679..      24,926 3.a
      b. Revenue
         obligations____________1681..           0    1686..        0       1690..            74,801         1691..      79,315 3.b
      c. Industrial
         development
         and similar
         obligations____________1694..           0    1695..        0       1696..             4,508         1697..       5,281 3.c
  4. Mortgage-backed
      securities (MBS):
     a. Pass-through
         securities:
        (1)  Guaranteed
             by GNMA____________1698..           0    1699..        0       1701..           111,037         1702..      111,448 4a1
        (2)  Issued by
             FNMA and
             FHLMC______________1703..           0    1705..        0       1706..           512,645         1707..      518,347 4a2
        (3)  Other pass-
             through
             securities_________1709..           0    1710..        0       1711..                 0         1713..            0 4a3
      b. Other mortgage-
         backed securities
         (include CMOs,
         REMICS, and
         stripped MBS):
        (1)  Issued or
             guaranteed
             by FNMA,           RCFD                  RCFD                  RCFD                             RCFD
             FHLMC, or          ----                  ----                  ----                             ----
             GNMA_______________1714..           0    1715..        0       1716..            27,944         1717..       27,169 4b1
        (2)  Collateralized
             by MBS issued
             or guaranteed
             by FNMA,           RCFD                  RCFD                  RCFD                             RCFD
             FHLMC,             ----                  ----                  ----                             ----
             or GNMA____________1718..           0    1719..        0       1731..                70         1732..           70 4b2
        (3)  All other
             mortgage-
             backed
             securities_________1733..           0    1734..        0       1735..              3,061        1736..        3,067 4b3
  5. Other debt securities:
      a. Other domestic         RCFD                  RCFD                  RCFD                             RCFD
         debt                   ----                  ----                  ----                             ----
         securities_____________1737..           0    1738..        0       1739..              2,170        1741..        2,192 5.a
      b. Foreign debt
         securities_____________1742..           0    1743..        0       1744..                  0        1746..            0 5.b
  6. Equity securities:
      a. Investments            RCFD                  RCFD                  RCFD                             RCFD
         in mutual              ----                  ----                  ----                             ----
         funds__________________    ... . . . . .         ... . . . . .     1747..              2,909        1748..        2,909 6.a
      b. Other equity
         securities
         with readily
         determinable
         fair values____________    ... . . . . .         ... . . . . .     1749..                  0        1751..            0 6.b
      c. All other
         equity
         securities(l)__________    ... . . . . .         ... . . . . .     1752..            211,950        1753..      211,950 6.c
  7.  Total (sum of items
      1 through 6)(total
      of column A must
      equal Schedule RC,
      item 2.a)(total
      of column D must
      equal Schedule RC,
      item 2.b)_________________1754..           0    1771..        0       1772..          1,444,967        1773..    1,455,489 7.

  (1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


 Norwest Bank Minnesota, N.A.                              Call Date: 09/30/96                 ST-BK: 27-4095          FFIEC   031
 Sixth Street and Marquette Avenue                                                                                     Page RC- 5
 Minneapolis, MN 55479                                      Vendor ID: D                       CERT: 05208
                                                                                                                          15
 Transit Number: 91000019

 Schedule RC-B - Continued

 Memoranda

                                                                                                                           C412 --
                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
1. Pledged securities (2)___________________________________________________________________________0416..     152,885       M.1
2. Maturity and repricing data for debt securities (2,3,4)(excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1)  Three months or less_____________________________________________________________________0343..     112,673       M.2.a1
      (2)  Over three months through 12 months______________________________________________________0344..       8,228       M.2.a2
      (3)  Over one year through five years_________________________________________________________0345..     168,235       M.2.a3
      (4)  Over five years__________________________________________________________________________0346..     768,024       M.2.a4
      (5)  Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
           through 2.a.(4)__________________________________________________________________________0347..   1,057,160       M.2.a5
   b. Floating rate debt securities with a repricing frequency of:
      (1)  Quarterly or more frequently_____________________________________________________________4544..     101,596       M.2.b1
      (2)  Annually or more frequently, but less frequently than quarterly__________________________4545..      81,874       M.2.b2
      (3)  Every five years or more frequently, but less frequently than annually___________________4551..           0       M.2.b3
      (4)  Less frequently than every five years____________________________________________________4552..           0       M.2.b4
      (5)  Total floating rate debt securities (sum of Memorandum items 2.b.(l)
           through 2.b.(4))_________________________________________________________________________4553..     183,470       M.2.b5
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D,
      minus nonaccrual debt securities included in Schedule RC-N, item 9, column C)_________________0393..   1,240,630       M.2.c
3. Not applicable___________________________________________________________________________________      ............
4. Held-to-maturity debt securities restructured and in compliance with modified terms
   (included in Schedule RC-B, items 3 through 5, column A, above)__________________________________5365..           0       M.4
5. Not applicable___________________________________________________________________________________      ............
6. Floating rate debt securities with a remaining maturity of one year or less (2,4)
   (included in Memorandum items 2.b.(1) through 2.b.(4) above)_____________________________________5519..         947       M.6
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
   date of sale or transfer)________________________________________________________________________1778..           0       M.7
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost________________________________________________________________________________8780..          92       M.8.a
   b. Fair value____________________________________________________________________________________8781..          95       M.8.b
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost________________________________________________________________________________8782..       2,601       M.9.a
   b. Fair value____________________________________________________________________________________8783..       2,600       M.9.b

----------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Norwest Bank Minnesota, N.A.                               Call Date: 09/30/96                ST-BK: 27-4095            EFIC   031
Sixth Street and Marquette Avenue                                                                                       Page RC-  6
MinneapoLis, MN 55479                                      Vendor ID: D                       CERT: 05208
                                                                                                                           16
Transit Number: 91000019

Schedule RC-C - Loans and Lease Financing Receivables

Part 1. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.



                                                                                                                            C415 <-
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                          (Column A)                     (Column B)
                                                                       Consolidated Bank              Domestic Offices
                                                                       -----------------              ----------------
                                                              RCFD                          RCON
                                                              ----                          ----

 1. Loans secured by real estate______________________________1410..      3,323,203                        ......         1.
     a. Construction and land development_____________________            .........         1415..         58,017         1.a
     b. Secured by farmland (including farm residential and
        other improvements)___________________________________            .........         1420..          1,122         1.b
     c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by 1-4 family
            residential properties and extended under lines
            of credit_________________________________________            .........         1797..        114,236         1.c1
        (2) All other Loans secured by 1-4 family
            residential properties:
            (a) Secured by first liens________________________            .........         5367..      2,244,850         1.c2a
            (b) Secured by junior liens_______________________            .........         5368..        445,882         1.c2b
     d. Secured by multifamily (5 or more) residential
        properties____________________________________________            .........         1460..         56,384         1.d
     e. Secured by nonfarm nonresidential properties__________            .........         1480..        402,712         1.e
 2.  Loans to depository institutions:
     a. To commercial banks in the U.S._______________________            .........         1505..         48,971         2.a
        (1) To U.S. branches and agencies of foreign banks____1506..              0                     .........         2.a1
        (2) To other commercial banks in the U.S._____________1507..         58,712                     .........         2.a2
     b. To other depository institutions in the U.S.__________1517..              0         1517..              0         2.b
     c. To banks in foreign countries_________________________            .........         1510..            298         2.c
        (1) To foreign branches of other U.S. banks___________1513..              0                     .........         2.c1
        (2) To other banks in foreign countries_______________1516..         59,495                     .........         2.c2
 3.  Loans to finance agricultural production and other
     loans to farmers_________________________________________1590..          4,146         1590..          4,146         3.
 4.  Commercial and industrial loans:
     a. To U.S. addressees (domicile)_________________________1763..      3,166,427         1763..      3,161,189         4.a
     b. To non-U.S. addressees (domicile)_____________________1764..         53,355         1764..            150         4.b
 5.  Acceptances of other banks:
     a. Of U.S. banks_________________________________________1756..              0         1756..              0         5.a
     b. Of foreign banks______________________________________1757..          3,027         1757..          3,027         5.b
 6.  Loans to individuals for household, family, and other
     personal expenditures (i.e., consumer loans) (includes
     purchased paper)_________________________________________            .........         1975..      1,051,711         6.
     a. Credit cards and related plans (includes check
        credit and other revolving credit plans)______________2008..        218,523                     .........         6.a
     b. Other (includes single payment, installment, and all
        student loans)________________________________________2011..        833,968                     .........         6.b
 7.  Loans to foreign governments and official institutions
     (including foreign central banks)________________________2081..          5,000         2081..          5,000         7.
 8.  Obligations (other than securities and leases) of
     states and political subdivisions in the U.S. (includes
     nonrated industrial development obligations)_____________2107..         22,132         2107..         22,132         8.
 9.  Other loans______________________________________________1563..        578,548                     .........         9.
     a. Loans for purchasing or carrying securities (secured
        and unsecured)________________________________________            .........         1545..         44,173         9.a
     b. All other loans (exclude consumer loans)______________            .........         1564..        534,375         9.b
 10. Lease financing receivables (net of unearned income)_____            .........         2165..        629,992         10.
     a. Of U.S. addressees (domicile)_________________________2182..        629,992                     .........         10.a
     b. Of non-U.S. addressees (domicile)_____________________2183..              0                     .........         10.b
 11. LESS: Any unearned income on loans reflected in items
     1-9 above________________________________________________2123..          2,763         2123..          1,875         11.
 12. Total loans and leases, net of unearned income (sum of
     items 1 through 10 minus item 11) (total of column A
     must equal Schedule RC, item 4.a) _______________________2122..      8,953,765         2122..      8,826,492         12.

Norwest Bank Minnesota, N.A.                         Call Date: 09/30/96              ST-8K: 27-4095                   FFIEC    031
Sixth Street and Marquette Avenue                                                                                      Page RC- 7
Minneapolis, MN 55479                                Vendor ID: D                     CERT: 05208
                                                                                                                           17
Transit Number: 91000019

Schedule RC-C - Continued

Part 1. Continued

Memoranda
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                            (Column A)                         (Column B)
                                                                       Consolidated Bank                   Domestic offices
                                                                  -------------------------------   -------------------------
                                                                  RCFD                              RCON
                                                                  ----                              ----
1. Commercial paper included in Schedule RC-C, part I,
   above__________________________________________________________1496..                     0      1496..               0      M.1
2. Loans and leases restructured and in compliance with
   modified terms (included in Schedule RC-C, part I,
   above, and not reported as past due or nonaccrual
   in  Schedule RC-N, Memorandum item 1):
   a.  Loans secured by real estate:
       (1) To U.S. addressees (domicile)__________________________1687..                     0      M.2.a1
       (2) To non-U.S. addressees (domicile)______________________1689..                     0      M.2.a2
   b.  All other loans and all lease financing receivables
       (exclude loans to individuals for household, family,
       and other personal expenditures)___________________________8691..                     0      M.2.b
   c.  Commercial and industrial loans to and lease
       financing receivables of non-U.S. addressees
       (domicile) included in Memorandum item 2.b above___________8692..                     0      M.2.c
3. Maturity and repricing data for loans and leases (1)
   (excluding those in nonaccrual status):
   a.  Fixed rate loans and leases with a remaining maturity
       of:
       (1) Three months or less___________________________________0348..            3,452,096       M.3.a1
       (2) Over three months through 12 months____________________0349..              653,785       M.3.a2
       (3) Over one year through five years_______________________0356..            1,757,203       M.3.a3
       (4) Over five years________________________________________0357..              825,373       M.3.a4
       (5) Total fixed rate loans and leases (sum of
           Memorandum items 3.a.(l) through 3.a.(4))______________0358..            6,688,457       M.3.a5
   b.  Floating rate loans with a repricing frequency of:
       (1) Quarterly or more frequently___________________________4554..            1,912,494       M.3.b1
       (2) Annually or more frequently, but less frequently
           than quarterly_________________________________________4555..              277,079       M.3.b2
       (3) Every five years or more frequently, but less
           frequently than annually_______________________________4561..               35,110       M.3.b3
       (4) Less frequently than every five years__________________4564..                    0       M.3.b4
       (5) Total floating rate loans (sum of Memorandum
           items 3.b.(l) through 3.b.(4))_________________________4567..            2,224,683       M.3.b5
   c.  Total loans and leases (sum of Memorandum items
       3.a.(5) and 3.b.(5)) (must equal the sum of total
       loans and leases, net, from Schedule RC-C, part I,
       item 12, plus unearned income from Schedule RC-C,
       part 1, item 11, minus total nonaccrual loans and
       leases from Schedule RC-N, sun of items 1 through 8,
       column C)__________________________________________________1479..            8,913,140       M.3.c
   d. Floating rate loans with a remaining maturity of
       one year or less (included in Memorandum items 3.b.(l)
       through 3.b.(4) above)_____________________________________A246..              765,643       M.3.d
4. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RC-C, part I, items 4 and
   9, column A, page RC-6 (2)_____________________________________2746..                    0       M.4
5. Loans and leases held for sale (included in
   Schedule RC-C, part I, above)__________________________________5369..            1,655,120       M.5
6. Adjustable rate closed-end loans secured by first liens
   on 1-4 family residential properties (included in
   Schedule RC-C, part I, item 1.c.(2)(a), column B,
   page RC-6)_____________________________________________________. . . . . .                       5370.          285,781     M.6

----------

(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Norwest Bank Minnesota, N.A.                             CALL Date: 09/30/96             ST-SK: 27-4095                  FFIEC  031
Sixth Street and Marquette Avenue                                                                                        Page RC- 8
Minneapolis, MN 55479                                    Vendor ID: D                    CERT: 05208
                                                                                                                             18
Transit Number: 91000019

Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in ScheduLe RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                             C420 <-
                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                               RCON
                                                                                               ----
 1. U.S. Treasury securities in domestic offices_______________________________________________3531..           N/A              1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude
    mortgage-backed securities)________________________________________________________________3532..           N/A              2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices____________________________________________________________________________________3533..           N/A              3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA____________________3534..                 0          4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICS, and stripped MBS)___________________________________________3535..           N/A              4.b
    c. All other mortgage-backed securities____________________________________________________3536..           N/A              4.c
 5. Other debt securities in domestic offices__________________________________________________3537..           N/A              5.
 6. Certificates of deposit in domestic offices________________________________________________3538..           N/A              6.
 7. Commercial paper in domestic offices_______________________________________________________3539..           N/A              7.
 8. Bankers acceptances in domestic offices____________________________________________________3540..           N/A              8.
 9. Other trading assets in domestic offices___________________________________________________3541..           N/A              9.
10. Trading assets                                                                             RCFN
    in foreign offices_________________________________________________________________________3542..           N/A             10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and
    equity contracts:                                                                          RCON
    a. In domestic offices_____________________________________________________________________3543..           15,027          11.a
                                                                                               RCFN
    b. In foreign offices______________________________________________________________________3544..           N/A             11.b
12. Total trading  assets (sum of items 1 through 11)                                          RCFD
    (must equal Schedule RC, item 5)___________________________________________________________3545..           15,027          12.


LIABILITIES
13. Liability for short positions______________________________________________________________3546..           N/A             13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts___________________________________________________________________________3547..           13,619          14.
15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC,
    item 15.b)_________________________________________________________________________________3548..           13,619          15.

Norwest Bank Minnesota, N.A.                                        Call Date: 09/30/96           ST-BK: 27-4095        FFIEC    031
Sixth Street and Marquette Avenue                                                                                       Page RC- 9
Minneapolis, MN 55479                                               Vendor ID: D                  CERT: 05208
                                                                                                                        19
Transit Number: 91000019

Schedule RC-E - Deposit Liabilities

Part I. Deposits in Domestic Offices


                                                                                                                             C425 --
                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                 ---------------- Transaction Accounts ---------------  --Nontransaction Accounts--
                                                          (Column A)                (Column B)                 (Column C)
                                                      Total transaction         Memo: Total demand
                                                 accounts (including total    deposits (included in         Total nontransaction
                                                      demand deposits)               column A)            accounts (including MMDAs)
-----------------------------------------------  ---------------------------  ------------------------  ----------------------------

 Deposits of:                                      RCON                        RCON                        RCON
 ------------                                      ----                        ----                        ----
 1. Individuals, partnerships and corporations_____2201..       3,130,258      2240..       2,671,364      2346..    4,551,799    1.
 2. U.S. Government________________________________2202..          26,868      2280..          26,868      2520..            0    2.
 3. States and political subdivisions in
    the U.S._______________________________________2203..          44,065      2290..          41,392      2530..        9,391    3.
 4. Commercial banks in the U.S.___________________2206..         397,081      2310..         397,081      2550..            0    4.
 5. Other depository institutions in the U.S.______2207..           5,330      2312..           5,330      2349..            0    5.
 6. Banks in foreign countries_____________________2213..          10,204      2320..          10,204      2236..            0    6.
 7. Foreign governments and official institu-
    tions (including foreign central banks)________2216..               0      2300..               0      2377..            0    7.
 8. Certified and official checks__________________2330..          37,551      2330..          37,551          . . . . . .        8.
 9. Total (sum of items 1 through 8) (sum of
    columns A and C must equal Schedule RC,
    item 13.a)_____________________________________2215..       3,651,357      2210..       3,189,790      2385..    4,561,190    9.

  Memoranda
                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
  1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                   RCON
     a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts__________________________6835..       552,931     M.l.a
     b. Total brokered deposits______________________________________________________________________2365..             0     M.l.b
     c. Fully insured brokered deposits (included in Memorandum item l.b above):
        (1) issued in denominations of less than $100,000____________________________________________2343..             0     M.l.cl
        (2) issued either in denominations of $100,000 or in denominations greater than
             $100,000 and participated out by the broker in shares of $100,000 or less_______________2344..             0     M.l.c2
     d. Maturity data for brokered deposits:
        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item
             l.c.(l) above)__________________________________________________________________________A243..             0     M.l.dl
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item
             l.b above)______________________________________________________________________________A244..             0     M.l.d2
     e. Preferred deposits (uninsured deposits of states and political subdivisions in the
        U.S. reported in item 3 above which are secured or collateralized as required under
        state law)___________________________________________________________________________________5590..        45,953     M.l.e
  2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
     a. Savings deposits:
        (1) Money market deposit accounts (MMDAs)____________________________________________________6810..     1,630,108     M.2.al
        (2) Other savings deposits (excludes MMDAs)__________________________________________________0352..       969,406     M.2.a2
     b. TotaL time deposits of less than $100,000____________________________________________________6648..     1,770,590     M.2.b
     c. Time certificates of deposit of $100,000 or more_____________________________________________6645..       175,060     M.2.c
     d. Open-account time deposits of $100,000 or more_______________________________________________6646..        16,026     M.2.d
  3. All NOW accounts (included in column A above)___________________________________________________2398..       461,567     M.3
  4. Not applicable

Norwest Bank Minnesota, N.A.                           Call Date: 09/30/96           ST-BK: 27-4095                   FFIEC 031
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                                  Vendor ID: D                  CERT: 05208                      Page RC- 10

Transit Number: 91000019                                                                                                   20

Schedule RC-E - Continued

Part 1. Continued

Memoranda (Continued)

                                                                                                        Dollar Amounts in Thousands

-----------------------------------------------------------------------------------------------------------------------------------
5.   Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum items 5.a.(l) through 5.b.(3) must equal Memorandum item 2.b above): (1)

     a.   Fixed rate time deposits of less than  $100,000 with a remaining maturity of:   RCON

          (1) Three months or less________________________________________________________A225 ..         364,202          M.5.a1

          (2) Over three months through 12 months_________________________________________A226 ..         703,665          M.5.a2

          (3) Over one year_______________________________________________________________A227 ..         702,723          M.5.a3

     b.   Floating rate time deposits of less than $100,000 with a repricing frequency of:

          (1) Quarterly or more frequently________________________________________________A228 ..               0          M.5.b1

          (2) Annually or more frequently, but less frequently than quarterly_____________A229 ..               0          M.5.b2

          (3) Less frequently than annually_______________________________________________A230 ..               0          M.5.b3

     c.   Floating rate time deposits of less than $100,000 with a remaining maturity of
          one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above____A231 ..               0          M.5.c

6.   Maturity and repricing data for time deposits of $ 100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of
     $100,000 or more) (sum of Memorandum items 6.a.(l) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above): (1)

     a.   Fixed rate time deposits of $100,000 or more with a remaining maturity of:

          (1) Three months or less________________________________________________________A232 ..          58,200          M.6.a1

          (2) Over three months through 12 months_________________________________________A233 ..          60,996          M.6.a2

          (3) Over one year through five years____________________________________________A234 ..          61,459          M.6.a3

          (4) Over five years_____________________________________________________________A235 ..          10,431          M.6.a4

     b.   Floating rate time deposits of $100,000 or more with a repricing frequency of:

          (1)  Quarterly or more frequently_______________________________________________A236 ..               0          M.6.b1

          (2) Annually or more frequently, but less frequently than quarterly_____________A237 ..               0          M.6.b2

          (3) Every five years or more frequently, but less frequently than annually______A238 ..               0          M.6.b3

          (4) Less frequently than every five years_______________________________________A239 ..               0          M.6.b4


     c.   Floating rate time deposits of $100,000 or more with a remaining maturity of one
          year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)_______A240 ..               0          M.6.c
-----------------

(1) Memorandum items 5 and 6 are not applicable to saving banks that must complete supplemental Schedule RC-J.


Norwest Bank Minnesota, N.A.                           Call Date: 09/30/96           ST-BK: 27-4095                   FFIEC 031
Sixth Street and Marquette Avenue
MinneapoLis, MN 55479                                  Vendor ID: D                  CERT: 05208                      Page RC- 11

Transit Number: 91000019                                                                                                   21

Schedule RC-E - Continued

Part 11. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFS)
                                                                                                        Dollar Amounts in Thousands

-----------------------------------------------------------------------------------------------------------------------------------
Deposits of:                                                                              RCFN
                                                                                          ----
1. Individuals, partnerships, and corporations____________________________________________2621 ..           444,832          1.

2. U.S. banks (including IBFs and foreign branches of U.S. banks)_________________________2623 ..         1,558,691          2.

3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFS)__________________________________________________________________2625 ..            28,156          3.

4. Foreign governments and official institutions (including foreign central banks)________2650 ..                 0          4.

5. Certified and official checks__________________________________________________________2330 ..               128          5.

6. ALL other deposits_____________________________________________________________________2668 ..               110          6.

7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)___________________2200 ..         2,031,917          7.


Memorandum                                                                                              Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFN
                                                                                          ----
1. Time deposits with a remaining maturity of one year or less (included in Part II,
   item 7 above)_________________________________________________________________________A245 ..         2,014,387         M.1


Schedule RC-F - Other Assets
                                                                                                                          C430 <-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFD
                                                                                          ----


1. Income earned, not collected on loans__________________________________________________2164 ..           54,809            1.

2. Net deferred tax assets (1)____________________________________________________________2148 ..                0            2.

3. Excess residential mortgage servicing fees receivable__________________________________5371 ..                0            3.

4. Other (itemize and describe amounts that exceed 25% of this item)______________________2168 ..          493,069            4.

     TEXT                                                       RCFD
     ----                                                       ----
   a. 3549: LOAN & FEE PAYMENTS RECEIVABLE-AFFILIATE____________3549 ..  337,097                       . . . . . .            4.a
   b. 3550: ACCOUNTS RECEIVABLE-AFFILIATE_______________________3550 ..   46,871                       . . . . . .            4.b
   c. 3551: ____________________________________________________3551 ..      N/A                       . . . . . .            4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC,  item 11)____________________2160 ..          547,878            5.

Memorandum
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFD

1. Deferred tax assets disallowed for regulatory capital purposes_________________________5610 ..                0            M.1


Schedule RC-G - Other Liabilities
                                                                                                                           C435 <-
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCON
                                                                                          ----

1. a. Interest accrued and unpaid on deposits in domestic offices (2)_____________________3645 ..          32,541             1.a


                                                                                          RCFD
   b. Other expenses accrued and unpaid (includes accrued                                 ----
      income taxes payable)_______________________________________________________________3646 ..         316,713             1.b

2. Net deferred tax liabilities (1)_______________________________________________________3049 ..         122,851             2.

3. Minority interest in consolidated subsidiaries_________________________________________3000 ..           1,097             3.


4. Other (itemize and describe amounts that exceed 25% of this item)______________________2938 ..          21,807             4.

     TEXT                                                       RCFD
     ----                                                       ----
   a. 3552:_____________________________________________________3552 ..      N/A                       . . . . . .            4.a
   b. 3553: ____________________________________________________3553 ..      N/A                       . . . . . .            4.b
   c. 3554: ____________________________________________________3554 ..      N/A                       . . . . . .            4.c
5. Total (sum of items 1 through 4) (must be equal Schedule RC, item 20)__________________2930 ..          495,009            5.
--------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Norwest Bank Minnesota, N.A.                           Call Date: 09/30/96           ST-BK: 27-4095                   FFIEC 031
Sixth Street and Marquette Avenue
MinneapoLis, MN 55479                                  Vendor ID: D                  CERT: 05208                      Page RC- 12

Transit Number: 91000019                                                                                                   22

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

                                                                                                                          C440 <-
                                                                                                        Dollar Amounts in Thousands

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Domestic Offices
                                                                                          ------------------------------
                                                                                          RCON
                                                                                          ----
1. Customer's  liability to this bank on acceptances outstanding__________________________2155 ..              20,907        1.

2. Bank's liability on acceptances executed and outstanding_______________________________2920 ..              20,907        2.

3. Federal funds sold and securities purchased under agreements to resell_________________1350 ..           4,715,212        3.

4. Federal funds purchased and securities sold under agreements to repurchase_____________2800 ..           3,130,492        4.

5. Other borrowed money___________________________________________________________________3190 ..           1,617,303        5.

   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs____________2163 ..              N/A           6.

   OR

7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs______________2941 ..           1,915,823        7.

8. Total assets (excludes net due from foreign offices, Edge and Agreement
   subsidiaries, and IBFS)________________________________________________________________2192 ..          16,912,226        8.

9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFS)                                                                3129 ..          13,794,917        9.

 Items 10 - 17 include held-to-maturity and available-for-sale securities in domestic offices.

10. U.S. Treasury securities______________________________________________________________1779 ..             461,205        10.

11. U.S. Government agency and corporation obligations (excludes mortgage-backed
    securities)___________________________________________________________________________1785 ..               7,610        11.

12. Securities issued by states and political subdivisions in the U.S.____________________1786 ..             109,522        12.

13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA_________________________________1787 ..             629,795        13.a.1

         (2) Other pass-through securities________________________________________________1869 ..                   0        13.a.2

     b. Other mortgage-backed securities (include CMOs, REMICS, and stripped MBS):
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA_________________________________1877 ..              27,169        13.b.1

         (2) All other mortgage-backed securities_________________________________________2253 ..               3,137        13.b.2

14. Other domestic debt securities________________________________________________________3159 ..               2,192        14.

15. Foreign debt securities_______________________________________________________________3160 ..                   0        15.

16. Equity securities:
    a. Investments in mutual funds________________________________________________________3161 ..               2,909        16.a

    b. Other equity securities with readily determinable fair values______________________3162 ..                   0        16.b

    c. All other equity securities________________________________________________________3169 ..             211,950        16.c

17. Total held-to-maturity and available-for-sale securities (sum of items 10 through
    16)___________________________________________________________________________________3170 ..           1,455,489        17.

 Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                        Dollar Amounts in Thousands
 ----------------------------------------------------------------------------------------------------------------------------------
   EITHER

1. Net due from the IBF of the domestic offices of the reporting bank_____________________3051 ..              N/A           M.1

   OR

2. Net due to the IBF of the domestic offices of the reporting bank_______________________3059 ..                   0        M.2



Norwest Bank Minnesota, N.A.                    Call Date: 09/30/96          ST-BK: 27-4095             FFIEC   031
Sixth Street and Marquette Avenue
Minneapolis, MN 55479                           Vendor ID: D                 CERT: 05208                Page RC- 13

Transit Number: 91000019                                                                                        23

Schedule RC-I - Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                          C445 <-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCFN
                                                                                                ----
 1. Total IBF assets of the consolidated bank (component of ScheduLe RC, item 12)_______________2133.          N/A          1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,                       N/A          2.
    item 12, cotumn A)__________________________________________________________________________2076.          N/A          3.
 3. ISF commercial and industrial loans (component of ScheduLe RC-C, part I, item 4,                           N/A          4.
    column A)___________________________________________________________________________________2077.          N/A          5 .
 4. TotaL IBF liabilities (component of Schedule RC, item 21)___________________________________2898.          N/A          6.
 5. IBF deposit Liabilities due to banks, including other IBFs (component of Schedule
    RC-E, part II, items 2 and 3)_______________________________________________________________2379.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)______________________________________________________________________________________2381.

Schedule RC-K - Quarterly Averages (1)
                                                                                                                          C455 <-
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                          RCFD
                                                                                                ----
  1. Interest-bearing balances due from depository institutions_________________________________3381.           3,680       1.
  2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)_________3382.         988,625       2.
  3. Securities issued by states and political subdivisions in the U.S.(2)______________________3383.         104,033       3.
  4. a. Other debt securities(2)________________________________________________________________3647.           6,479       4.a
     b. Equity securities (3)(includes investments in mutual funds and Federal Reserve
        stock)__________________________________________________________________________________3648.         218,933       4.b
  5. Federal funds soid and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries,
     and in IBFs________________________________________________________________________________3365.       3,841,271       5.
  6. Loans:
     a. Loans in domestic offices:                                                              RCON
                                                                                                ----
        (1) Total loans_________________________________________________________________________3360.      10,060,379       6.a.1
        (2) Loans secured by real estate________________________________________________________3385.       4,722,587       6.a.2
        (3) Loans to finance agricultural production and other loans to farmers_________________3386.           9,381       6.a.3
        (4) Commercial and industrial loans_____________________________________________________3387.       3,668,950       6.a.4
        (5) Loans to individuals for household, family, and other personal expenditures_________3388.       1,051,143       6.a.5
                                                                                                RCFN
     b. Total loans in foreign offices, Edge and Agreement subsidiaries,                        ----
        and IBFs________________________________________________________________________________3360.         143,991       6.b
  7. Trading                                                                                    RCFD
                                                                                                ----
     assets_____________________________________________________________________________________3401.         111,738       7.
  B. Lease financing receivables (net of unearned income)_______________________________________3484.         625,982       8.
  9. Total assets(4)____________________________________________________________________________3368.      16,506,469       9.

LIABILITIES
 10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS               RCON
     accounts, and telephone and preauthorized transfer accounts) (exclude demand               ----
     deposits___________________________________________________________________________________3485.         312,038       10.

 11. Nontransaction accounts in domestic offices:
     a. Money market deposit accounts (MMDAs)___________________________________________________3486        1,637,139       ll.a
     b. Other savings deposit___________________________________________________________________3487.       1,115,803       ll.b
     c. Time certificates of deposit of $ 100,000 or more_______________________________________3345          180,789       ll.c
     d. All other time deposits_________________________________________________________________3469        1,828,618       ll.d
                                                                                                RCFN
 12. Interest-bearing deposits in foreign offices, Edge and Agreement                           ----
     subsidiaries, and IBFs_____________________________________________________________________3404.       1,735,212       12.
 13. Federal funds purchased and securities sold under agreements to repurchase                 RCFD
     in domestic offices of the bank and of its Edge and Agreement                              ----
     subsidiaries, and in IBFs__________________________________________________________________3353.       3,252,570       13.
 14. Other borrowed money_______________________________________________________________________3355.       1,670,505       14.

________________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for totat assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Norwest Bank Minnesota, N.A.                          Call Date: 09/30/96       ST-SK: 27-4095              FFIEC   031
Sixth Street and Marquette Avenue
Minneapotis, MN 55479                                 Vendor ID: D              CERT: 05208                 Page RC- 14
                                                                                                                24
Transit Number: 91000019

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                                                                        C460 <-
                                                                                                    Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
  1. Unused commiitments:                                                                          RCFD
     a.  Revolving, open-end lines secured by 1-4 family residential properties,                   ----
         e.g., home equity lines___________________________________________________________________3814. .      170,734    1.a
     b.  Credit card lines_________________________________________________________________________3815. .            0    1.b
     c.  Commercial real estate, construction, and land development:
         (1) Commitments to fund loans secured by real estate______________________________________3816. .      80, 684    1.c.1
         (2) Commitments to fund loans not secured by real estate__________________________________6550. .          150    1.c.2
     d.  Securities underwriting___________________________________________________________________3817. .            0    1.d
     e.  Other unused commitments__________________________________________________________________3818. .    3,650,754    1.e
  2. Financial staridby letters of credit and foreign office guarantees____________________________3819. .      841,133    2.
                                                                 RCFD
    a. Amount of financial standby letters of credit             ----
         conveyed to others______________________________________3820. .         320,471                    . . . . . .    2.a
  3. Performance standby letters of credit and foreign office guarantees___________________________3821. .       75,678    3.
                                                                 RCFD
     a. Amount of performance standby letters of credit          ----
         conveyed to others______________________________________3822. .          27,020                    . . . . . .    3.a
  4. Comercial and similar letters of credit_______________________________________________________3411. .      334,387    4.
  5. Participations in acceptances (as described in the instructions) conveyed to others
     by the reporting bank_________________________________________________________________________3428. .            0    5.
  6. Participations in acceptances (as described in the instructions) acquired by the
     reporting (nonaccepting) bank_________________________________________________________________3429. .            0    6.
  7. Securities borrowed___________________________________________________________________________3432. .    3,486,560    7.
  B. Securities lent (including customers' securities lent where the customer is
     indemnified against loss by the reporting bank)_______________________________________________3433. .      261,954    8.
  9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
     a.  FNMA and FHLMC residential mortgage loan pools:
         (1) Outstanding principal balance of mortgages transferred as of the
             report date___________________________________________________________________________3650. .       22,947    9.a.1
         (2) Amount of recourse exposure on these mortgages as of the report date__________________3651. .       22,947    9.a.2
     b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
         (1) Outstanding principal balance of mortgages transferred as of the report date__________3652. .            0    9.b.1
         (2) Amount of recourse exposure on these mortgages as of the report date__________________3653. .            0    9.b.2
     c.  Farmer Mac agriculturat mortgage loan pools:
         (1) Outstanding principal balance of mortgages transferred as of the report date__________3654. .            0    9.c.1
         (2) Amount of recourse exposure on these mortgages as of the report date__________________3655. .            0    9.c.2
     d.  Small business obligations transferred with recourse under Section 208 of the
         Riegle Community Development and Regulatory Improvement Act of 1994:
         (1) Outstanding principal balance of small business obligations transferred as
             of the report date____________________________________________________________________A249. .            0    9.d.1
         (2) Amount of retained recourse on these obligations as of the report date________________A250. .            0    9.d.2
  10. When-issued securities:
      a. Gross commitments to purchase_____________________________________________________________3434. .            0    10.a
      b. Gross commitments to sell_________________________________________________________________3435. .            0    10.b
  11. Spot foreign exchange contracts______________________________________________________________8765. .      282,774    11.
  12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives).
      (itemize and describe each component of this item over 25% of Schedule RC,
      item 28, "Total equity capital")_____________________________________________________________3430.              0    12.
        TEXT                                                     RCFD
        ----                                                     ----
      a. 3555:___________________________________________________3555. .          N/A                       . . . . . .    12.a
      b. 3556:___________________________________________________3556. .          N/A                       . . . . . .    12.b
      c. 3557:___________________________________________________3557. .          N/A                       . . . . . .    12.c
      d. 3558:___________________________________________________3558. .          N/A                       . . . . . .    12.d



Norwest Bank Minnesota, N.A.                                        Call Date: 09/30/96           ST-SK: 27-4095        FFIEC    031
Sixth Street and Marquette Avenue                                                                                       Page RC- 15
Minneapolis, MN 55479                                               Vendor ID: D                  CERT: 05208
                                                                                                                            25
Transit Number: 91000019

Schedule RC-L - Continued

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Dollar Amounts in Thousands
  13.  All other off-balance sheet assets (exclude off-balance sheet derivatives)
       (itemize and describe each component of this item over 25% of Schedule RC,
       item 28, "Total equity capital")________________________________________________________5591. .             0         13.
          TEXT                                                       RCON
          ----                                                       ----
       a. 5592:______________________________________________________5592 . .           N/A                     . . . . . .  13.a
       b. 5593:______________________________________________________5593 . .           N/A                     . . . . . .  13.b
       c. 5594:______________________________________________________5594 . .           N/A                     . . . . . .  13.c
       d. 5595:______________________________________________________5595 . .           N/A                     . . . . . .  13.d

                                                                                                                          C461 <-
                                                                                                      Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                (Column A)                       (Column B)              (Column C)              (Column D)
  Off-balance Sheet                                                                        Equity                Commodity
  Derivatives                 Interest Rate                   Foreign Exchange           Derivative              And Other
  Position Indicators          Contracts                         Contracts               Contracts               Contracts
----------------------------------------------------      ----------------------    --------------------    ----------------------
  14.  Gross amounts (e.g.,
       notional amounts)(for
       each column, sum of
       items 14.a through 14.e
       must equal sum of items
       15, 16.a, and 16.b):
       a. Futures contracts___               316,500                         103                      0                    0 14.a
                                      RCFD 8693                 RCFD 8694                RCFD 8695           RCFD 8696
       b. Forward contracts___                     0                     578,924                      0                    0 14.b
                                      RCFD 8697                 RCFD 8698                RCFD 8699           RCFD 8700
       c. Exchange-traded
          option contracts:
          (1) Written
               options________                     0                           0                      0                    0 14.c1
                                     RCFD 8701                 RCFD 8702                 RCFD 8703           RCFD 8704
          (2) Purchased
               options________                     0                           0                      0                    0 14.c2
                                     RCFD 8705                 RCFD 8706                 RCFD 8707           RCFD 8708
       d. Over-the-counter
          option contracts:
          (1) Written
               options________               421,925                       6,058                      0                    0 14.d1
                                     RCFD 8709                 RCFD 8710                 RCFD 8711           RCFD 8712
          (2) Purchased
               option_________               798,767                       8,058                      0                    0 14.d2
                                     RCFD 8713                 RCFD 8714                 RCFD 8715           RCFD 8716
       e. Swaps_______________             3,776,092                           0                      0                785 14.e
                                     RCFD 3450                 RCFD 3826                 RCFD 8719           RCFD 8720
  15.  Total gross notional
       amount of derivative
       contracts held for
       trading________________             2,723,213                     593,143                      0                785 15.
                                     RCFD A126                 RCFD A127                 RCFD 8723           RCFD 8724
  16.  Total gross notional
       amount of derivative
       contracts held for
       purposes other than
       trading:
       a. Contracts marked
          to market__________                      0                           0                      0                    0 16.a
                                     RCFD 8725                 RCFD 8726                 RCFD 8727           RCFD 8728
       b. Contracts  not
          marked to market___              2,590,071                           0                      0                    0 16.b
                                     RCFD 8729                 RCFD 8730                 RCFD 8731           RCFD 8732


    Norwest Bank Minnesota, N.A.                      CALL Date: 09/30/96               ST-BK: 27-4095                  FFIEC    031
    Sixth Street and Marquette Avenue                                                                                   Page RC- 16
    Minneapolis, MN 55479                             Vendor ID: D                     CERT: 05208

    Transit Number: 91000019                                                                                                26

    Schedule RC-L - Continued

                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                   (Colum A)                     (Column B)                     (Column C)               (Column 0)
    Off-Balance Sheet                                                                            Equity                  Commodity
    Derivatives Position         Interest Rate                Foreign Exchange                  Derivative               And  Other
    Indicators                      Contracts                     Contracts                     Contracts                Contracts
------------------------------------------------------------------------------------------------------------------------------------
    17. Gross fair
        values of
        derivative
        contracts:
        a. Contracts
           held for
           trading:       RCFD                         RCFD                       RCFD                  RCFD
                          ----                         ----                       ----                  ----
           (1)  Gross
                positive
                fair
                value____8733..            9,592     8734..           5,435      8735..             0   8736..             0 17.a1
           (2)  Gross
                negative
                fair
                value____8737..            9,126     8738..           4,494      8739..             0   8740..             0 17.a2
        b. Contracts
           held for
           purposes
           other than
           trading that
           are marked to
           market:
           (1)  Gross
                positive
                fair
                value____8741..                0     8742..               0      8743..             0   8744..             0 17.b1
           (2)  Gross
                negative
                fair
                value____8745..                0     8746..                0     8747..             0   8748..             0 17.b2
        c. Contracts
           held for
           purposes
           other than
           trading that
           are not
           marked
           to market:
           (1)  Gross
                positive
                fair
                Value____8749..       14,172         8750..                0     8751..             0   8752..             0 17.c1
           (2)  Gross
                 negative
                 fair
                 value____8753..      67,038         8754..                0     8755..             0   8756..             0 17.c2

  Memoranda
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFD
                                                                                          ----
  1.-2. Not applicable____________________________________________________________________       ... . . . . .
  3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
     commitments that are fee paid or otherwise Legally binding)__________________________3833..     3,467,678             M.3
     a. Participations in commitments with an original      RCFD
         maturity exceeding one year conveyed to others_____3834       50,917                      . . . . . .             M.3a
  4. To be completed only by banks with $1 billion or more in total assets:
     Standby Letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule RC-L,
     items 2 and 3, above_________________________________________________________________3377..       N/A                 M.4
  5. installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
     a. Loans to purchase private passenger automobiles (to be completed for the September
        report only)______________________________________________________________________2741..       N/A                 M.5.a
     b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)________________________2742..                    0      M.5.b
     c. ALL other consumer installment credit (including mobile home loans)(to be completed
        for the September report only_____________________________________________________2743..       N/A                 M.5.c


Norwest Bank Minnesota, N.A.                          Call Date: 09/30/96                    ST-BK: 27-4095              FFIEC 031
Sixth Street and Marquette Avenue                                                                                      Page RC- 17
Minneapolis, MN 55479                                 Vendor ID: D                           CERT: 05208
                                                                                                                             27
Transit Number: 91000019

Schedule RC-M - Memoranda
                                                                                                                            C465 <-
___________________________________________________________________________________________________________________________________
                                                                                                        Dollar Amounts in Thousands

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:

     a. Aggregate amount of all extensions of credit to all executive officers,           RCFD
     directors, principal shareholders, and their related interests_______________________6164 ..              36,688         l.a

     b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
     (including extensions of credit to related interests) equals or exceeds the
     lesser of $ 500,000 or 5 percent of total capital   RCFD                 Number
     as defined for this purpose in agency regulations - 6165 ..                 7                        . . . . . .         l.b

2.   Federal funds sold and securities purchased under agreements to resell with
     U.S. branches and agencies of foreign banks (1) (included in Schedule RC,
     items 3.a and 3.b)__________________________________________________________________ 3405 ..                   0         2.

3.   Not applicable.

4.   Outstanding principal balance of 1-4 family residential mortgage Loans serviced for others (include both retained servicing and purchased servicing):
     a. Mortgages serviced under a GNMA contract_________________________________________5500 ..                     0         4.a
     b. Mortgages serviced under a FHLMC contract:
        (1) Serviced with recourse to servicer___________________________________________5501 ..                     0         4.b.1
        (2) Serviced without recourse to servicer________________________________________5502 ..                     0         4.b.2
     c. Mortgages serviced under a FNMA contract:
        (1) Serviced under a regular option contract_____________________________________5503 ..                     0         4.c.1
        (2) Serviced under a special option contract_____________________________________5504 ..                     0         4.c.2
     d. Mortgages serviced under other servicing contracts_______________________________5505 ..               356,752         4.d

5. To be completed only by banks with $1 billion or more in total assets:
   Customers, liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)_________________________________________________________2103 ..                32,497          5.a
   b. Non-U.S. addressees (domicile)_____________________________________________________2104 ..                 8,733          5.b

6. Intangible assets:
   a. Mortgage servicing rights__________________________________________________________3164 ..                      0         6.a
   b. Other identifiable intangible assets:
     (1) Purchased credit card relationships_____________________________________________5506 ..                      0        6.b.1
     (2) All other identifiable intangible assets________________________________________5507 ..                    448        6.b.2
   c. Goodwill___________________________________________________________________________3163 ..                 13,368        6.c
   d. Total (sum of item 6.a through 6.c) (must equal Schedule RC, item 10)______________2143 ..                 13,816        6.d
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes__________6442 ..                      0        6.e

7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt_______________________________________________________________________3295 ..                      0        7.

_______________

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Norwest Bank Minnesota, N.A.                          Call Date: 09/30/96                    ST-BK: 27-4095              FFIEC 031
Sixth Street and Marquette Avenue                                                                                      Page RC- 18
Minneapolis, MN 55479                                 Vendor ID: D                           CERT: 05208
                                                                                                                             28
Transit Number: 91000019

Schedule RC-M - Continued

___________________________________________________________________________________________________________________________________
                                                                                                        Dollar Amounts in Thousands
                                                                                          RCFD
                                                                                          ----
8. a. other real estate owned:
      (1) Direct and indirect investments in real estate ventures_________________________5372 ..             0              8.a.1
      (2) All other real estate owned:                                                    RCON
          (a)  Construction and land development in domestic offices_____________________ 5508 ..            0              8.a.2a
          (b)  Farmland in domestic offices______________________________________________ 5509 ..            0              8.a.2b
          (c)  1-4 family residential properties in domestic offices_____________________ 5510 ..        5,416              8.a.2c
          (d)  Multifamily (5 or more) residential properties in domestic offices________ 5511 ..            0              8.a.2d
          (e)  Nonfarm nonresidential properties in domestic offices_____________________ 5512 ..          127              8.a.2e
          (f)  In foreign                                                                 RCFN
               offices___________________________________________________________________ 5513 ..            0              8.a.2f
      (3) Total (sum of items 8.a.(l) and 8.a.(2))                                        RCFD
          (must equal Schedule RC, item 7)_______________________________________________ 2150 ..        5,543              B.a.3
    b.  Investments in unconsolidated subsidiaries and associated companies:
        (1) Direct and indirect investments in real estate ventures______________________ 5374 ..            0              8.b.1
        (2) All other investments in unconsolidated subsidiaries and associated
            companies____________________________________________________________________ 5375 ..            0              8.b.2
        (3) Total (sum of items 8.b.(l) and 8.b.(2)) (must equal Schedule RC, item 8)____ 2130 ..            0              8.b.3
    c.  Total assets of unconsolidated subsidiaries and associated companies_____________ 5376 ..            0              8.c

9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
   item 23, "Perpetual preferred stock and related surplus"______________________________ 3778 ..            0              9.

10. Mutual fund and annuity sales in domestic offices during the quarter
    (include proprietary, private label, and third party mutual funds):
                                                                                          RCON
    a. Money market funds________________________________________________________________ 6441 ..    3,365,630             10.a
    b. Equity securities funds____________________________________________________________8427 ..            0             10.b
    c. Debt securities funds______________________________________________________________8428 ..            0             10.c
    d. Other mutual funds_________________________________________________________________8429 ..       30,806             10.d
    e. Annuities__________________________________________________________________________8430 ..       13,693             10.e
    f. Sales of proprietary  mutual funds and annuities (included in items 10.a through
       10.e above)______________________________________________________________________  8784 ..    3,019,944             10.f

Memorandum
___________________________________________________________________________________________________________________________________
                                                                                                        Dollar Amounts in Thousands
1. Interbank holdings of capital instruments (to be completed for the December report onLy):
                                                                                          RCFD
    a. Reciprocal holdings of banking organizations, capital instruments_________________ 3836 ..        N/A               M.l.a
    b. Nonreciprocal holdings of banking organizations' capital instruments______________ 3837 ..        N/A               M.l.b


Norwest Bank Minnesota, N.A.                          CALL Date: 09/30/96                    ST-SK: 27-4095              FFIEC 031
Sixth Street and Marquette Avenue                                                                                      Page RC- 19
Minneapolis, MN 55479                                 Vendor ID: D                           CERT: 05208
                                                                                                                             29
Transit Number: 91000019

Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in
Memorandum items 2 through 4, column A, as confidential.
                                                                                                                            C470 <-
___________________________________________________________________________________________________________________________________
                                                                                                        Dollar Amounts in Thousands
                                                   -------(Column A)-------  ------(Column B) -------  --------(Column C)--------
                                                     Past due 30 through 89  Past due 90 days or more         Nonaccrual
                                                    days and still accruing    and still accruing
                                                    -----------------------  -----------------------   ---------------------------
1. Loans secured by real estate:                   RCFD                      RCFD                        RCFD
   a. To U.S. addressees (domicile)________________1245..            30,342  1246..             1,293    1247..      7,755    1.a
   b. To non-U.S. addressees (domicile)____________1248..                 0  1249..                 0    1250..          0    1.b
2. Loans to depository institutions and
   acceptances of other banks:
   a. To U.S. banks and other U.S.
      depository institutions______________________5377..                 0  5378..                 0    5379..          0    2.a
   b. To foreign banks_____________________________5380..                 0  5381..                 0    5382..          0    2.b
3. Loans to finance agricultural production
   and other loans to farmers______________________1594..                 0  1597..                 0    1583..          6    3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)________________1251..            46,986  1252..               144    1253..     11,218    4.a
   b. To non-U.S. addressees (domicile)____________1254..                 0  1255..                 0    1256..          0    4.b
5. Loans to individuals for household,
   family, and other personal expenditures:
   a. Credit cards and related plans_______________5383..               167  5384..               689    5385..          0    5.a
   b. Other (includes single payment,
      installment, and all student loans)__________5386..            16,052  5387..             4,303    5388..        126    5.b
6. Loans to foreign governments and
   official institutions___________________________5389..                 0  5390..                 0    5391..           0   6.
7. All other Loans_________________________________5459..                13  5460..               116    5461..       7,814   7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)________________1257..                 0  1258..                 0    1259..      16,469   8.a
   b. Of non-U.S. addressees (domicile)____________1271..                 0  1272..                 0    1791..           0   8.b
9. Debt securities and other assets (exclude
   other real estate owned and other
   repossessed assets)_____________________________3505..                 0  3506..                 0    3507..           0   9.


===================================================================================================================================
Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items
1 through 8.

10. Loans and leases reported in items 1
    through 8 above which are wholly or
    partially guaranteed by the U.S.              RCFD                       RCFD                        RCFD
    Government____________________________________5612..              1,472  5613..                87    5614..         403  l0.
    a. Guaranteed portion of loans and leases
       included in item 10 above__________________5615..              1,189  5616..                57    5617..         248  10.a


Norwest Bank Minnesota, N.A.                          CALL Date: 09/30/96                    ST-SK: 27-4095              FFIEC 031
Sixth Street and Marquette Avenue                                                                                      Page RC- 20
Minneapolis, MN 55479                                 Vendor ID: D                           CERT: 05208
                                                                                                                             30
Transit Number: 91000019

Schedule RC-N - Continued

                                                                                                                            C473 <-
Memoranda
___________________________________________________________________________________________________________________________________
                                                                                                        Dollar Amounts in Thousands
                                                   -------(Column A)-------  ------(Column B) -------  --------(Column C)--------
                                                     Past due 30 through 89  Past due 90 days or more         NonaccruaL
                                                    days and still accruing    and still accruing
                                                    -----------------------  -----------------------   ---------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C,              RCFD                       RCFD                     RCFD
   Part I, Memorandum item 2)______________________1658..               0     1659..           0       1661..             0  M.1
2. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N, items 4 and
   7, above_________________________________________6558..               0     6559..           0       6560..             0  M.2
3. Loans secured by real estate in domestic
   offices (included in Schedule RC-N, item
   1, above):                                       RCON                       RCON                     RCON
   a. Construction and land development_____________2759..              30     2769..           0       3492..            25  M.3a
   b. Secured by farmyard___________________________3493..               0     3494..           0       3495..             0  M.3b
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured
          by 1-4 family residential properties
          and extended under lines of credit________5398..              49     5399..          93       5400..             0  M.3c1
      (2) All other loans secured by 1-4
          family residential properties_____________5401..          18,355     5402..       1,123       5403..         5,526  M.3c2
   d. Secured by multifamily (5 or more)
      residential properties________________________3499..               0     3500..           0       3501..           647  M.3d
   e. Secured by nonfarm nonresidential
      properties____________________________________3502..          11,908     3503..          77       3504..         1,557  M.3e

                                                   -------(Column A)-------  ------(Column B) -------
                                                     Past due 30 through 89  Past due 90 days or more
                                                     days
                                                    -----------------------  -----------------------
4. Interest rate, foreign exchange rate, and
   other commodity and equity contracts:
   a. Book value of amounts carried as              RCFD                       RCFD
      assets________________________________________3522..               0     3528..           0       M.4.a
   b. Replacement cost of contracts with a
      positive replacement cost_____________________3529..               0     3530..           0       M.4.b



Norwest Bank Minnesota, N.A.                              Call Date: 09/30/96            ST-BK: 27-4095                FFIEC   031
Sixth Street and Marquette Avenue                                                                                      Page RC- 21
Minneapolis, MN 55479                                     Vendor ID: D                   CERT: 05208
                                                                                                                           31
Transit Number: 91000019

Schedule RC-O - Other Data for Deposit Insurance Assessments

                                                                                                                           C475 <-

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           RCON
                                                                                           ----
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits________________________________________________ 0030. .        N/A                 1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits_____________________________ 0031. .              0             1.bl
      (2) Actual amount of unposted debits to time and savings deposits (1)_______________ 0032. .              0             1.b2

2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits_______________________________________________ 3510. .        N/A                 2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits____________________________ 3512. .              0             2.b1
      (2) Actual amount of unposted credits to time and savings deposits (1)______________ 35l4. .              0             2.b2

3. Uninvested trust funds (cash) held in bank's own trust department (not included in
   total deposits in domestic offices)____________________________________________________ 3520. .              0             3.

4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
   Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries________________________________________ 2211. .         19,716             4.a
   b. Time and savings deposits (1) of consolidated subsidiaries__________________________ 2351. .              0             4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries________________ 5514. .              0             4.c

5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)____________ 2229. .              0             5.a
   b. Time and savings deposits (1) in insured branches (included in Schedule RC-E,
      Part II)____________________________________________________________________________ 2383. .              0             5.b
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b)____________________________________________________________ 5515. .              0             5.c

Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to act as pass-through correspondents.

6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit
   liabilities of the reporting bank:                                                      RCON
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item         ----
      4 or 5, column B)___________________________________________________________________ 2314. .            375             6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
      Part I, item 4 or 5, column A or C, but not column B)_______________________________ 2315. .              0             6.b

7. Unamortized premiums and discounts on time and savings deposits:(1)
   a. Unamortized premiums________________________________________________________________ 5516. .             46             7.a
   b. Unamortized discounts_______________________________________________________________ 5517. .         84,070             7.b

8. To be completed by banks with "Oakar deposits."
   Total "Adjusted Attributable Deposits" of all institutions acquired under
   Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar
   Transaction Worksheet(s))______________________________________________________________ 5518. .     2,403,177              8.

9. Deposits in lifeline accounts__________________________________________________________     . . . . . . . . .              9.

10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices)_________________________________________________________ 8432. .              0            10.

--------------
[FN]
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Norwest Bank Minnesota, N.A.                          Call Date: 09/30/96              ST-BK: 27-4095                  FFIEC    031
Sixth Street and Marquette Avenue                                                                                      Page RC-  22
Minneapolis, MN 55479                                 Vendor ID: D                     CERT: 05208                        32
Transit Number: 91000019

Schedule RC-O - Continued
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances     RCON
       between the reporting bank and savings associations were reported on a net basis   ----
       rather than a gross basis in Schedule RC-E________________________________________ 8785                       0       11.a
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were
       reported on a gross basis rather than a net basis in Schedule RC-E________________ A181                       0       11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings
       associations in Schedule RC-E_____________________________________________________ A182                       0       11.c

Memoranda

(to be completed each quarter except as noted)                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank
   (sum of Memorandum item 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):        RCON
   a. Deposit accounts of $100,000 or less:                                               ----
      (1) Amount of deposit accounts of $100,000 or less_________________________________ 2702. .          5,045,562        M.1a1
                                                                 RCON          Number
      (2) Number of deposit accounts of $100,000 or less         ----          ------
            (to be completed for the June report only)__________ 3779. .        N/A             . . . . . . . . . . .       M.1a2
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000_______________________________ 2710. .          3,166,985        M.1b1
                                                                 RCON           Number
      (2) Number of deposit accounts of more than                ----           ------
          $100,000                                               2722. .        6,225           . . . . . . . . . . .       M.1b2


2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or      RCON
      procedure for determining a better estimate of uninsured deposits than the          ----        YES           NO
      estimate described above___________________________________________________________ 6861. .                   x       M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure________________________________ 5597. .          N/A              M.2.b



                                                                                                                            C477 <-
-----------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:
                                                                                      (612) 667-8147
BRIAN BARNETT, MANAGER OF BANK ACCOUNTING
-----------------------------------------------------------------------------------------------------------------------------------

Name and Title (TEXT 8901)                                                             Area code/phone number/extension (TEXT 8902)


Norwest Bank Minnesota, N.A.                        CALL Date: 09/30/96             ST-BK: 27-4095                  FFIEC    031
Sixth Street and Marquette Avenue                                                                                   Page RC- 23
Minneapolis, MN 55479                               Vendor ID: D                    CERT: 05208                        33

Transit Number: 91000019
                                                                     [24~
Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item
12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.  To be
   completed only by banks with total assets of less than $1 billion.  Indicate in the                                      C480 <-
   appropriate box at the right whether the bank has total capital greater than or equal        RCFD         YES     NO
   to eight percent of adjusted total assets ___________________________________________        ----         ---     --
      For purposes of this test, adjusted total assets equals total assets                      6056             N/A          1.
   less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L
   (see instructions).
      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked NO has been checked, the bank must complete the remainder of this schedule.
      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                      Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
NOTE: All banks are required to complete                              (column A)                         (column B)
items 2 and 3 below. see optional                              Subordinated Debt (1) and
worksheet for items 3.a through 3.f.                               Intermediate Term                  Other Limited-Life
                                                                    Preferred Stock                  Capital Instruments
                                                               --------------------------      ----------------------------
2. Subordinated debt(1) and other limited-life capital
   instruments (original weighted average maturity of at       RCFD                             RCFD
   least five years) with a remaining maturity of:             ----                             ----
   a. one year or less_________________________________________3780. .                  8       3786. .                0      2.a
   b. Over one year through two years__________________________3781. .                  8       3787. .                0      2.b
   c. Over two years through three years_______________________3782. .                  8       3788. .                0      2.c
   d. over three years through four years______________________3783. .                  8       3789. .                0      2.d
   e. Over four years through five years_______________________3784. .                  8       3790. .                0      2.e
   f. Over five years__________________________________________3785. .                155       3791. .                0      2.f

3. Amounts used in calculating regulatory capital ratios (report amountsts determined by the bank for its own internal regulatory capital analyses consistent with applicable
   capital standards):                                                                          RCFD
   a. Tier 1 capital____________________________________________________________________________8274. .        1,182,261      3.a
   b. Tier 2 capital____________________________________________________________________________8275. .          150,139      3.b
   c. Total risk-based capital__________________________________________________________________3792. .        1,132,400      3.c
   d. Excess allowance for loan and lease losses________________________________________________A222. .           48,871      3.d
   e. Risk-weighted assets (net of all deductions, including excess allowances)_________________A223. .       11,948,441      3.e
   f. "Average total assets" (net of all assets deducted from Tier I capital) (2)_______________A224. .       16,485,212      3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered
NO to item 1 above and by banks with total assets of $1 billion or more.
                                                                       (Column A)                         (Column B)
                                                                 Assets Recorded on the           Credit Equivalent Amount
                                                                      Balance Sheet             of Off-Balance Sheet Items (3)
                                                                 ----------------------         ------------------------------
4. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on, and
          claims unconditionally guaranteed by, the U.S.         RCFD                            RCFD
          Government and its agencies and other OECD             ----                            ----
          central governments____________________________________3794. .             573,212              . . . . .     4.a.1
      (2) All other______________________________________________3795. .             481,635              . . . . .     4.a.2
   b. Credit equivalent amount of off-balance sheet items________        . . . . . . . . . .     3796.  .         0     4.b

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.



  Norwest Bank Minnesota, N.A.                      Call Date: 09/30/96              ST-BK: 27-4095                    FFIEC    031
  Sixth Street and Marquette Avenue                                                                                    Page RC- 24
  Minneapolis, MN 55479                             Vendor ID: D                     CERT: 05208
                                                                                                                            34
  Transit Number: 91000019

  Schedule RC-R - Continued

                                                                                                         Dollar Amounts in Thousands
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                             (Column A)                        (Column B)
                                                                    Assets Recorded on the             Credit Equivalent Amount
                                                                          Balance Sheet             of Off-Balance Sheet Items (1)
                                                                  -------------------------         ------------------------------
  5. Assets and credit equivalent amounts of off-balance
      sheet items assigned to the 20 percent risk category:
      a. Assets recorded on the balance sheet:
        (1) CLaims conditionally guaranteed by the U.S.           RCFD                              RCFD
            Government and its agencies and other OECD            ----                              ----
            central governments___________________________________3798. .          506,378                   . . . . . .     5.a.1
        (2) CLaims collateralized by securities issued by
            the U.S. Government and its agencies and other
            OECD central goverrvwnts; by securities issued
            by U.S. Government-sponsored agencies; and by
            cash on deposit_______________________________________3799. .                0                   . . . . . .     5.a.2
        (3) All other_____________________________________________3800. .        6,508,173                   . . . . . .     5.a.3
      b. Credit equivalent amount of off-balance sheet items                   . . . . . .          3801. .      636,500     5.b
  6.  Assets and credit equivalent amounts of off-balance
      sheet items assigned to the 50 percent risk category:
      a. Assets recorded an the balance sheet_____________________3802. .        1,999,577                   . . . . . .     6.a
      b. Credit equivalent amount of off-balance sheet items______             . . . . . .          3803. .      129,593     6.b
  7.  Assets and credit equivalent amounts of off-balance
      sheet items assigned to the 100 percent risk category:
      a. Assets recorded on the balance sheet_____________________3804. .        7,168,214                   . . . . . .     7.a
      b. Credit equivalent amount of off-balance sheet items______             . . . . . .          3805. .    2,248,038     7.b
  8.  On-balance sheet asset values excluded from the
      calculation of the risk-based capital ratio(2)______________3806. .           20,588                   . . . . . .     8.
  9.  Total assets recorded on the balance sheet (sum of
      items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
      Schedule RC, item 12 plus items 4.b and 4.c)________________3807. .       17,257,777                   . . . . . .     9.


  Memoranda


                                                                                                        Dollar Amounts in Thousands
  ----------------------------------------------------------------------------------------------------------------------------------
  1. Current credit exposure across all off-balance sheet derivative contracts covered by           RCFD
                                                                                                    ----
     the risk-based capital standards_______________________________________________________________8764. .       28,461     M.1.

                                   ------------------------------------  With a remaining maturity of  -----------------------------
                                              (Column A)                        (Column B)                       (Column C)
                                                                             Over one year
                                          One year or less                   through five years                  Over five years
                                   ----------------------------        -------------------------       -----------------------------
  2.  Notional principal amounts
      of off-balance sheet
      derivative contracts:(3)      RCFD                              RCFD                              RCFD
      a. Interest rate              ----                              ----                              ----
         contracts__________________3809..         2,301,747          8766..           1,145,935        8767..     592,182    M.2a
      b. Foreign exchange
         contracts__________________3812..           567,541          8769..              14,237        8770..        N/A     M.2b
      c. Gold contracts_____________8771..            N/A             8772..            N/A             8773..        N/A     M.2c
      d. other precious metals
         contracts__________________8774..            N/A             8775..            N/A             8776..        N/A     M.2d
      a. Other coffmodity
         contracts__________________8777..            N/A             8778..            N/A             8779..        N/A     M.2e
      f. Equity derivative
         contracts__________________A000..            N/A             A00l..            N/A             A002..        N/A     M.2f

  (1) Do not report in column 8 the risk-weighted amount of assets reported in column A.
  (2) Include the difference between the fair value and the amortized cost of availabte-for-sate securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital.
      Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-belance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
  (3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Norwest Bank Minnesota, N.A.                                        Call Date: 09/30/96           ST-BK: 27-4095        FFIEC    031
Sixth Street and Marquette Avenue                                                                                       Page RC- 25
Minneapolis, MN 55479                                               Vendor ID: D                  CERT: 05208
                                                                                                                          35
Transit Number: 91000019


              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                  at close of business on September 30, 1996


   Norwest Bank Minnesota, N.A.                         Minneapolis                                  MN
   ------------------------------------------           --------------------------------------       ------------------------------
   Legal Title of Rank                                  City                                         State

   The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE
   THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY
   ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not appLicabLe," "N/A," "No comment," and "None."

   The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

   All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

   If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

   The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character Limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
   ----------------------------------------------------------------------------
   No comment:            X    (RCON 6979)                      C471   C472 <-
   BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):









                   --------------------------------------  ---------------------
                   Signature of Executive Officer of Bank    Date of Signature

Norwest Bank Minnesota, N.A.                     Call Date: 09/30/96              ST-BK: 27-4095                     FFIEC    031
Sixth Street and Marquette Avenue                                                                                    Page RC- 26
Minneapolis, MN 55479                            Vendor ID: D                     CERT: 05208

Transmit Number: 91000019                                                                                                36


                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS
   --------------------------------------------------------------------------------------------------------------------------------


                                                                                     OMB No. For OCC:                    1557-0081
                                                                                     OMB No. For FDIC:                   3064-0052
                                                                                     OMB No. For Federal Reserve:        7100-0036
                                                                                     Expiration Date:                    03/31/99

                                                                                        SPECIAL REPORT
                                                                                 (Dollar Amounts in Thousands)

                                                        CLOSE OF BUSINESS DATE:             FDIC Certificate Number:
                                                          September 30, 1996                       05208                   C700<-

   --------------------------------------------------------------------------------------------------------------------------------
   LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

      The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
   Condition. With each Report of Condition, these laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert
   "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
   See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
   definitions of "executive officer" and "extension of credit," respectively. exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

   --------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCFD
                                                                                            ----

   a. Number of loans made to executive officers since the previous Call Report date________3561. .                  NONE      a.
   b. Total dollar amount of above loans (in thousands of dollars)__________________________3562. .                     0      b.
   c. Range of interest charged on above loans (example: 9-3/4% = 9.75) ____________________7701/7702. .    0.00% to 0.00%     c.


   --------------------------------------------------------------------------------------------------------------------------------
   SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                    DATE (Month, Day, Year)



                                               Mark P. Wagener
   /s/ Mark P. Wagener                         Director of Bank & Service Accounting                    10/29/96
   ----------------------------------------------------------------------------------          ------------------------------------
   NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)                     AREA CODE/PHONE NUMBER/EXTENSION:
                                                                                               (TEXT 8904)
                                                                                               (612) 667 - 8147

   BRIAN BARNETT, MANAGER OF BANK ACCOUNTING
   --------------------------------------------------------------------------------------------------------------------------------
   FDIC 8040/53 (6-95)
